As filed with the Securities and Exchange Commission on July 7, 2017

File No. 333-_________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ____
☐ Post-Effective Amendment No. ____

THE OBERWEIS FUNDS

(Exact Name of Registrant as Specified in Charter)

c/o Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 323-6166

Patrick B. Joyce
Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532

(Name and Address of Agent for Service)

Copy to:

James A. Arpaia
Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (no par value) of the Oberweis Small-Cap Value Fund.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940.

It is proposed that this filing will become effective on August 7, 2017 pursuant to Rule 488 under the Securities Act of 1933.

IMPORTANT INFORMATION FOR
COZAD SMALL CAP VALUE FUND SHAREHOLDERS

At a special meeting of shareholders of Cozad Small Cap Value Fund (the “Target Fund”), a series of the Northern Lights Fund Trust III (the “Trust”), you will be asked to vote upon an important change affecting your fund. The purpose of the special meeting is to allow you to vote on a reorganization of your fund into the Oberweis Small-Cap Value Fund (the “Acquiring Fund”), a newly created series of The Oberweis Funds (the “Oberweis Trust”). If the reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the matter to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?
A.	The shareholders of the Target Fund are being asked to approve a reorganization between the Target Fund and the Acquiring Fund pursuant to an Agreement and Plan of Reorganization, as described in more detail in this Proxy Statement/Prospectus.
Q.	Why has the reorganization been proposed for the Target Fund?
A.	Cozad Asset Management, Inc. (“Cozad”), the Target Fund’s investment adviser, has proposed the reorganization of the Target Fund into the Acquiring Fund because Cozad believes that shareholders of the Target Fund may benefit from operational efficiencies and economies of scale as a result of being part of a larger fund complex, while continuing their investment in a fund managed by the same investment team employing the same investment strategies. The Acquiring Fund has the same investment objective and principal investment strategies as the Target Fund and a lower advisory fee than the Target Fund. In addition, the Acquiring Fund has the same or a lower net expense ratio as each class of the Target Fund. Given these and other factors, the Board of Trustees of the Trust believes that it is in the best interests of the Target Fund and its shareholders to reorganize the Target Fund into the Acquiring Fund.
Q.	What are the similarities between the investment objectives and principal investment strategies of the Funds?
A.	The investment objectives of the Funds are identical. The investment objective of each Fund is capital appreciation. The Funds have the same principal investment strategies. Each Fund invests, under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any) in securities of small capitalization companies. Each Fund seeks to achieve its objective by making intermediate and long-term investments in domestic, publicly-traded equity securities of small capitalization companies. There are no differences in the risks of the Funds. A more detailed comparison of the investment objectives, strategies and risks of the Funds is contained in the Proxy Statement/Prospectus.
Q.	Who will manage the Acquiring Fund after the Reorganization?
A.	Oberweis Asset Management, Inc. (“OAM”) will serve as the investment adviser to the Acquiring Fund. David Wetherell, the current portfolio manager of the Target Fund, will serve as the portfolio manager of the Acquiring Fund and be responsible for day-to-day management of the portfolio.
Q.	What will happen if shareholders do not approve the reorganization?
A.	If the reorganization is not approved by shareholders, the Board of Trustees of the Trust will take such actions as it deems to be in the best interests of the Target Fund, which may include additional solicitation, liquidating the Target Fund or continuing to operate the Target Fund.
Q.	Will Target Fund shareholders receive new shares in exchange for their current shares?
A.	Yes. If shareholders approve the reorganization and it is completed, each Target Fund shareholder will receive newly-created Institutional Class shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder.

Q.	Will this reorganization create a taxable event for Target Fund shareholders?
A.	No. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the reorganization. Prior to the closing of the reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Q.	How do total operating expenses compare between the two Funds?
A.	Currently, the management fee of the Acquiring Fund is lower than the management fee of the Target Fund. In addition, the total operating expenses of the Acquiring Fund’s Institutional Class shares immediately following the reorganization are expected to be the same as or lower than the total and net operating expenses of each share class of the Target Fund.
Q.	Who will bear the costs of the reorganization?
A.	The costs of the reorganization will be paid by Cozad and OAM and/or their respective affiliates.
Q.	What is the timetable for the reorganization?
A.	If approved by shareholders on September 20, 2017, the reorganization is expected to occur at 8:00 am Eastern Time on October 2, 2017.
Q.	Whom do I call if I have questions?
A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners LLC, your proxy solicitor, at (877) 796-5274 from 9 a.m. to 5 p.m. Eastern time on Monday through Friday. Please have your proxy materials available when you call.
Q.	How do I vote my shares?
A.	You may vote by mail or over the Internet:
•	To vote in person, you may cast your vote in person by attending the special meeting to be held at the offices of Gemini Fund Services LLC, 80 Arkay Drive, Hauppauge, NY 11788 on September 20, 2017 at 10:00 am, Eastern time.
•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.
•	To vote by telephone, please call the toll-free number printed on your proxy ballot.
•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.
Q.	Will Cozad contact me?
A.	You may receive a call from representatives of Okapi Partners LLC, the proxy solicitation firm retained by OAM, to verify that you received your proxy materials and to answer any questions you may have about the reorganization.
Q.	How does the Board of Trustees of the Trust suggest that I vote?
A.	After careful consideration, the Board of Trustees has agreed unanimously that the reorganization is in the best interests of your Fund and recommends that you vote “FOR” the reorganization.

AUGUST [__], 2017

COZAD SMALL CAP VALUE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 20, 2017

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Cozad Small Cap Value Fund (the “Target Fund”), a series of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust, will be held at the offices of Gemini Fund Services LLC, 80 Arkay Drive, Hauppauge, NY 11788 on September 20, 2017 at 10:00 am, Eastern time (the “Special Meeting”), for the following purposes:

1. To approve an Agreement and Plan of Reorganization (the “Agreement”) (and the related transactions), which provides for: (a) the transfer of all the assets of the Target Fund to Oberweis Small-Cap Value Fund (the “Acquiring Fund”), in exchange solely for voting Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, except for those liabilities specifically excluded in the Agreement; and (b) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

2. To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on July 26, 2017 are entitled to vote at the Special Meeting or any adjournments thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote in person, by mail, by telephone or over the Internet.

•	To vote in person, you may cast your vote in person by attending the special meeting to be held at the offices of Gemini Fund Services LLC, 80 Arkay Drive, Hauppauge, NY 11788 on September 20, 2017 at 10:00 am, Eastern time.
•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.
•	To vote by telephone, please call the toll-free number printed on your proxy ballot.
•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Cozad Asset Management, Inc.

The information in this proxy statement/prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This proxy statement/prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Proxy Statement/Prospectus

Dated [_________], 2017

Relating to the Acquisition of the Assets and Liabilities of
COZAD SMALL CAP VALUE FUND
by OBERWEIS SMALL-CAP VALUE FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Cozad Small Cap Value Fund (the “Target Fund”), a series of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust, and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Gemini Fund Services LLC, 80 Arkay Drive, Hauppauge, NY 11788, on September 20, 2017 at 10:00 am, Eastern time and at any and all adjournments thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be voted at the Special Meeting, and any and all adjournments or postponements thereof. The purpose of the Special Meeting is to consider the proposed reorganization (the “Reorganization”) of the Target Fund into the Oberweis Small-Cap Value Fund (the “Acquiring Fund”), a newly created series of The Oberweis Funds (the “Oberweis Trust”). The Target Fund and the Acquiring Fund are open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” If shareholders approve the Reorganization and it is completed, shareholders of all classes of the Target Fund will receive Institutional Class shares of the Acquiring Fund, with the same total value as the total value of the Target Fund shares surrendered by such shareholders. The Board has determined that the Reorganization is in the best interests of the Target Fund and its shareholders. The address, principal executive office and telephone number of the Target Fund and the Trust is 17605 Wright Street, Omaha, NE 68130, (402) 895-1600. The address, principal executive office and telephone number of the Acquiring Fund and the Oberweis Trust is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, (800) 323-6166.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [_________], 2017. Shareholders of record as of the close of business on July 26, 2017 are entitled to vote at the Special Meeting and any adjournments thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

An investment in the Acquiring Fund:

•	is not a deposit of, or guaranteed by, any bank
•	is not insured by the FDIC, the Federal Reserve Board or any other government agency
•	is not endorsed by any bank or government agency
•	involves investment risk, including possible loss of your original investment

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in the Acquiring Fund) and constitutes an offering of voting Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund. Please read it carefully and retain it for future reference.

Additional information concerning the Target Fund is contained in the documents described below, all of which have been filed with the SEC. Each document is incorporated by reference into this Proxy Statement/Prospectus (meaning that they are legally considered to be part of this Proxy Statement/Prospectus). No other parts of such documents are incorporated by reference herein. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no prospectus, SAI, or annual or semi-annual report is available for the Acquiring Fund at this time.

(1)	the Trust’s prospectus dated November 1, 2016, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Target Fund;
(2)	the Trust’s statements of additional information dated November 1, 2016, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Target Fund;
(3)	the audited financial statements contained in the Target Fund’s Annual Report for the fiscal year ended June 30, 2016; and
(4)	the unaudited financial statements contained in the Target Fund’s Semi-Annual Report for the six-month period ended December 31, 2016.

Copies of the foregoing may be obtained without charge by calling or writing the Target Fund at the telephone number or address shown above. You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for inspection and may be copied for a duplication fee from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of the Fund and its shareholders. If the Reorganization is approved and completed, shareholders of the Target Fund will become Institutional Class shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus and its appendices carefully. This Proxy Statement/Prospectus constitutes an offering of Institutional Class shares of the Acquiring Fund only.

Background

The Reorganization is part of a larger plan pursuant to which Oberweis Asset Management, Inc. (“OAM”) and Cozad Asset Management, Inc. (“Cozad”) have agreed that OAM will “lift out” and bring to OAM the investment team currently responsible for managing the Target Fund. OAM has negotiated mutually agreed terms for the members of the Target Fund’s investment team to join OAM as employees or as strategic advisors. In addition, OAM and Cozad have entered into an agreement whereby Cozad will sell its mutual fund advisory business to OAM in exchange for OAM entering into a revenue sharing agreement with Cozad pursuant to which OAM will pay Cozad a fee beginning January 1, 2019 and for 10 years thereafter based on a percentage of the net revenue OAM earns with respect to the Acquiring Fund.

Cozad, the Target Fund’s investment adviser, has proposed the reorganization of the Target Fund into the Acquiring Fund because Cozad believes that shareholders of the Target Fund may benefit from operational efficiencies and economies of scale as a result of being part of a larger fund complex, while continuing their investment in a fund managed by the same investment team employing the same investment strategies. The Acquiring Fund has the same investment objective and principal investment strategies as the Target Fund and a lower advisory fee than the Target Fund. In addition, the Acquiring Fund has the same or a lower net expense ratio as each class of the Target Fund. Given these and other factors, the Board of Trustees of the Trust believes that it is in the best interests of the Target Fund and its shareholders to reorganize the Target Fund into the Acquiring Fund.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by the Trust, on behalf of the Target Fund and the Oberweis Trust, on behalf of the Acquiring Fund, and Cozad and OAM (for certain portions only) (the “Agreement”). The Agreement provides for: (1) the transfer of all the assets of the Target Fund to Oberweis Small-Cap Value Fund (the “Acquiring Fund”), in exchange solely for voting Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, except for those liabilities specifically excluded in the Agreement; and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund.

If shareholders approve the Reorganization and it is completed, Target Fund shareholders will become Institutional Class shareholders of the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Target Fund and its shareholders. The Board unanimously approved the Reorganization and the Agreement at a meeting held on May 30, 2017. The Board recommends a vote “FOR” the Reorganization.

Cozad and OAM, and/or their respective affiliates, will pay the expenses incurred in connection with the Reorganization.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on September 20, 2017. Approval of the Reorganization requires the affirmative vote of 67% or more of the Target Fund shareholders entitled to vote if more than 50% of the outstanding Target

Fund shareholders are present or represented by proxy; or of more than 50% of the Target Fund shareholders entitled to vote, whichever is less. For more information please see the section entitled “Voting Information and Requirements.”

If shareholders of the Target Fund approve the Reorganization, it is expected that the closing of the Reorganization (the “Closing”) will occur at 8:00 a.m. Eastern Time on October 2, 2017 (the “Closing Date”), but it may be at a different time as described herein. If the Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the Target Fund. The Closing may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the Closing due to (1) a breach by any other party of any representation, warranty, or agreement contained in the Agreement to be performed at or before the Closing, if not cured within 30 days, or (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met.

Adviser and Portfolio Manager after the Reorganization

OAM will serve as the investment adviser to the Acquiring Fund. David Wetherell, the current portfolio manager of the Target Fund, will serve as the portfolio manager of the Acquiring Fund and be responsible for day-to-day management of the portfolio. For more information please see the sections entitled “Comparison of the Funds — Investment Adviser” and “Comparison of the Funds — Portfolio Manager.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Target Fund and the Institutional Class of the Acquiring Fund will have substantially similar procedures for purchasing and redeeming shares. The Target Fund and the Institutional Class of the Acquiring Fund have different exchange privileges. The Target Fund does not have any exchange privileges while the Institutional Class of the Acquiring Fund does have exchange privileges with other funds in the Oberweis Trust that are offering shares at that time. Additionally, Class A shares of the Target Fund are subject to a sales charge based on the amount invested. Shareholders of the Acquiring Fund are not subject to a sales charge. Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any net capital gains are normally distributed at least once a year. See “Comparison of the Funds — Distribution, Purchase, Redemption, Exchange of Shares and Dividends” for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion from Vedder Price P.C. (which will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund Shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange. Prior to the closing of the Reorganization, the Target Fund will declare a distribution of all its net investment income and net capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization — Material Federal Income Tax Consequences” below.

Repositioning Costs

The Acquiring Fund is being formed to continue the operations of the Target Fund. Accordingly, no repositioning is expected solely as a result of the Reorganization. The Acquiring Fund may buy and sell portfolio securities in the ordinary course consistent with its investment strategies.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have identical investment objectives. Each Fund’s investment objective is capital appreciation. Each Fund’s investment objective is not fundamental and can be changed without the approval of shareholders of the Fund.

Investment Strategies

The Target Fund and the Acquiring Fund have the same principal investment strategies, which are:

Each Fund seeks to achieve its objective by making intermediate and long-term investments in domestic, publicly-traded equity securities of small capitalization companies. Each Fund’s investment positions are generally held for 12 to 18 months, although longer or shorter holding periods may occur. Under normal circumstances, at least 80% of each Fund’s net assets (plus the amount of borrowings, if any) will be invested in securities of small capitalization companies (“80% investment policy”). For purposes of the 80% investment policy, each Fund defines a small capitalization company as one with a market capitalization of up to $3 billion.

Each Fund’s investment adviser has developed and implemented a proprietary investment system focused on appreciation of publicly-traded small capitalization U.S. equities through intermediate- and long-term investment (the “Small-Cap Value Strategy”). The Small-Cap Value Strategy is guided by a proprietary initial screening system for companies included in the New York Stock Exchange, NASDAQ and AMEX. Each Fund’s investment adviser applies a quantitative screen against the domestically traded equities listed on those exchanges, which narrows the investable universe of securities to approximately 300. The quantitative screen considers such factors as the security’s price to earnings ratio, price to cash flow ratio, cash flow to earnings ratio, debt to equity ratio, one year price history, dividend yield and dividend history. This screen aids in uncovering potentially undervalued securities that have a reasonable risk profile relative to the benchmark. A secondary, fundamental analysis is applied to further narrow the number of investable securities that prioritizes understanding and limiting the risks of the individual securities and portfolio as a whole. A computer-based mathematical program is then used to aid in determining the final composition of securities in each Fund’s portfolio.

Through the use of these screens, each Fund’s investment adviser attempts to actively monitor both macro and micro drivers of perceived risk. Accordingly, the management team may adjust individual, industry, sector or other factor-related weights in an attempt to limit perceived downside risk. Each Fund’s investment adviser may, from time to time based on its analysis of market signals in conjunction with the Small-Cap Value Strategy, liquidate investment positions and hold the proceeds in money market funds, other highly liquid obligations or the electronically-traded iShares Russell 2000 Value Index Fund. Each Fund’s investment adviser expects to re-balance each Fund’s portfolio of securities three to four times each calendar year based on investment performance.

Fees and Expenses

The tables below describes the fees and expenses that you pay if you buy and hold Class A, I and N shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy and hold Institutional Class shares of the Acquiring Fund after giving effect to the Reorganization. The pro forma expense ratios project anticipated expenses, but actual expenses may be greater or less than those shown. Expenses for the Target Fund are based on the operating expenses incurred by the Target Fund as of the 12-month period ended June 30, 2016. The pro forma fees and expenses for the Institutional Class shares of the Acquiring Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended December 31, 2016.

Shareholder Fees
(Fees paid directly from your investments)

	Target Fund – Class A	Target Fund – Class I	Target Fund – Class N	Acquiring Fund – Pro Forma after Reorganization – Institutional Class
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	None	None	None	None
Exchange Fee as a percentage of amount exchanged within 90 calendar days of purchase	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Target Fund – Class A		Target Fund – Class I		Target Fund – Class N		Acquiring Fund – Pro Forma after Reorganization – Institutional Class
Management Fees	1.30%		1.30%		1.30%		1.00%
Distribution and/or Service (12b-1) Fees	.25%		None		.25%		None
Other Expenses	.73%		.73%		.73%		.73	%(2)
Total Annual Fund Operating Expenses	2.28%		2.03%		2.28%		1.73%
Fee Waiver and Expense Reimbursement	(.73	)%(1)	(.73	)%(1)	(.73	)%(1)	(.43	)%(3)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.55%		1.30%		1.55%		1.30%

(1)	The Target Fund's Adviser has contractually agreed to waive its fees and reimburse expenses of the Target Fund, at least until October 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.55%, 1.30% or 1.55% of the Target Fund’s average daily net assets attributable to Class A, Class I or Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund within the three fiscal years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Target Fund's adviser.
(2)	“Other Expenses” have been estimated because the Institutional Class shares have no operating history as of the date hereof.
(3)	The Acquiring Fund’s adviser has a contractual arrangement with the Acquiring Fund to reimburse it for total annual fund operating expenses in excess of 1.30% of average daily net assets, excluding any interest, taxes, brokerage commissions and extraordinary expenses (the “expense limitation”). The contractual arrangement continues until April 30, 2019. The contractual arrangement may be amended at any time by the mutual written consent of the Acquiring Fund’s adviser and the Acquiring Fund. The Acquiring Fund’s adviser may recoup the amount of any expenses reimbursed during the term of the contract if the recoupment does not cause the Acquiring Fund’s expenses to exceed the expense limitation.

Example

The example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The example assumes you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. Expense caps are taken into account for the period stated in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Target Fund – Class A	Target Fund – Class I	Target Fund – Class N	Acquiring Fund – Pro Forma after Reorganization – Institutional Class
1 Year	$724	$132	$158	$132
3 Years	$1,180	$566	$642	$503
5 Years	$1,662	$1,026	$1,154	$898
10 Years	$2,987	$2,300	$2,559	$2,005

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. For the year ended, June 30, 2016, the portfolio turnover rate for the Target Fund was 62%, and for the six month period ended December 31, 2016, the portfolio turnover rate for the Target Fund was 38%. The Acquiring Fund has not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate has been provided for the Acquiring Fund.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. These risks are the same as the risks to which you are currently subject to as a shareholder of the Target Fund. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders.

Because the Funds have the same investment strategies, the principal risks of each Fund are similar. The Trust and the Oberweis Trust are separate fund complexes with different historical disclosure practices. Accordingly, certain differences between the Target Funds and Acquiring Funds are attributable primarily to differing historical disclosure practices. The principal risks of investing in the Acquiring Fund are described below:

Small-sized Company Risk.  The Acquiring Fund is subject to small company risk. Although the Acquiring Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Acquiring Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, or a particular company.

Management Risk.  OAM's reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Acquiring Fund’s investments may prove to be incorrect and may not produce the desired results.

Market Risk.  Overall equity and fixed income securities market risks affect the value of the Acquiring Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Fundamental Investment Restrictions

Each Fund has adopted certain fundamental investment limitations. A comparison of the Funds’ fundamental investment limitations is attached as Appendix II. Each Fund’s fundamental investment limitations cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Performance Information

The Acquiring Fund’s Institutional Class shares have no performance history and will adopt the performance history of the Target Fund’s Class I shares. The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how the Target Fund’s Class I shares average annual returns compare with a broad measure of market performance. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future. Updated performance information is available on the Target Fund’s website at www.cozadfunds.com or by calling 1-855-528-0707.

The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Target Fund shares held through a tax-advantaged account, such as a 401(k) plan or individual retirement account (“IRA”). This information is intended to help you assess the variability of Target Fund returns (and consequently, the potential risks of a Target Fund investment).

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects expense limitations, if any, in effect during the periods presented. If any such expense limitations were not in place, performance would be reduced.

Target Fund — Class I — Annual Total Return (for calendar years ended December 31)

The Target Fund’s calendar year-to-date total return for Class I shares as of June 30, 2017 was 0.14%.

During the periods shown in the bar chart, the Target Fund’s highest and lowest calendar quarterly returns were 15.38% and -18.23%, respectively, for the quarters ended December 31, 2011 and September 30, 2011.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception
Target Fund – Class I Shares(1)
Return Before Taxes	26.82%	13.98%	13.37	%(2)
Return After Taxes on Distributions(1)	26.53%	13.67%	13.13	%(2)
Return After Taxes on Distributions and Sale of Fund Shares	15.43%	11.19%	10.84	%(2)
Target Fund – Class A Shares
Return Before Taxes	19.25%	N/A	2.71	%(3)
Target Fund – Class N Shares
Return Before Taxes	26.82%	N/A	5.29	%(3)
Russel 2000 Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	15.07%	13.44	%(3)

(1)	The Target Fund acquired all of the assets and liabilities of Cozad Small Cap Value Fund I, LP (the “Predecessor Fund”) in a tax-free reorganization on July 1, 2014 (the “Prior Reorganization”). As a result of the different tax treatment of the Predecessor Fund, we are unable to calculate after-tax returns for the periods prior to the Prior Reorganization. The Predecessor Fund did not have a distribution policy. It was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions.
(2)	Since September 30, 2010.
(3)	Since July 1, 2014.

Investment Adviser

Cozad, 2501 Galen Drive, P.O. Box 3669, Champaign, Illinois 61826, is the investment adviser to the Target Fund. Cozad is responsible for selecting the Target Fund's investments according to the Target Fund's investment objective, policies and restrictions. Cozad was established in 1982 for the purpose of advising individuals and institutions.

OAM will serve as the investment adviser to the Acquiring Fund following the Reorganization. OAM, 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, an investment adviser registered with the SEC, is the investment adviser to the Oberweis Trust and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Oberweis Trust and each of its funds. OAM also offers investment advice to institutions and individual investors regarding a broad range of investment products. Certain OAM officers and employees serve as officers of the Oberweis Trust.

OAM furnishes continuous advice and recommendations concerning the Acquiring Fund’s investments. OAM also provides the Oberweis Trust with non-investment advisory management and administrative services necessary for the conduct of the Acquiring Fund’s business. OAM furnishes the Acquiring Fund with certain administrative, compliance and accounting services and provides information and certain administrative services for shareholders of the Acquiring Fund. For the Acquiring Fund, OAM provides these services under a combined investment advisory and management agreement. OAM also provides office space and facilities for the management of the Acquiring Fund and pays the salaries and fees of the Oberweis Trust’s officers.

Portfolio Manager

David Wetherell is the portfolio manager of the Acquiring Fund. Mr. Wetherell will join The Oberweis Funds in 2017 in conjunction with the completion of the Reorganization. Prior to joining The Oberweis Funds, Mr. Wetherell was a portfolio manager with Cozad from 2007 to 2017. Mr. Wetherell is responsible for the overall execution of the Small-Cap Value Strategy and management, including risk management and performance attribution, control development, research efforts, and idea generation and implementation. Mr. Wetherell earned a Master of Science in Finance from the University of Illinois and is a CFA® charter holder.

Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds is provided in the Acquiring Fund’s Statement of Additional Information.

Advisory and Other Fees

The Target Fund currently pays investment advisory fees at an annual rate of 1.30% of the average daily net assets of the Target Fund.

The advisory fee for the Acquiring Fund will be equal to an annual rate of 1.00% of the average daily net assets of the Acquiring Fund.

A discussion of the basis for the Board’s approval of the Target Fund’s advisory agreement is included in the Trust’s annual report dated June 30, 2016 for the Target Fund. A discussion of the basis of the Acquiring Fund’s Board of Trustees’ approval of the advisory agreement with OAM will be included in the Oberweis Trust’s report to shareholders for the period ended December 31, 2017.

Expense Limitation Agreement

Target Fund:  Cozad has contractually agreed to waive its fees and reimburse expenses of the Target Fund, at least until October 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.55%, 1.30%, or 1.55% of average daily net assets attributable to Class A, Class I and Class N shares of the Fund, respectively (the “Target Fund Expense Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser. The Target Fund Expense Limitation Agreement and this recoupment right will terminate upon completion of the Reorganization.

Acquiring Fund:  OAM has a contractual arrangement with the Acquiring Fund to reimburse it for total annual fund operating expenses in excess of 1.30% of average daily net assets, excluding any interest, taxes, brokerage commissions and extraordinary expenses (the “Acquiring Fund Expense Limitation”). The

Acquiring Fund Expense Limitation continues until April 30, 2019. The Acquiring Fund Expense Limitation may be amended at any time by the mutual written consent of OAM and the Acquiring Fund. OAM may recoup the amount of any expenses reimbursed during the term of the contract if the recoupment does not cause the Acquiring Fund’s expenses to exceed the Acquiring Fund Expense Limitation.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

Buying, Selling and Exchanging Fund Shares

Target Fund:

The minimum initial investment is $2,500 for investors in Class A shares and Class N shares, and retirement plan accounts. The minimum initial investment is $10,000 for investors in Class I shares. The minimum subsequent investment is $100 for all accounts. The Target Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Target Fund on any day that the New York Stock Exchange (the “NYSE”) is open. Purchase requests may be made in writing, by telephone, or through a financial intermediary. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by Automated Clearing House (“ACH”), check or wire transfer. Shareholders may participate in the Target Fund’s Automatic Withdrawal Plan and Automatic Investment Plan.

Orders for shares received by the Target Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

The Target Fund will redeem all or any portion of a shareholder's shares of the Target Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Target Fund’s prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption. In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Additionally, Class A shares of the Target Fund are subject to a sales charge based on the amount invested. Shareholders may qualify for lower sales charge rates through rights of accumulation allowing a shareholder to combine new purchases with shares already owned or a letter of intent in which a shareholder commits to purchasing a specified dollar amount of Class A shares of the Target Fund. The sales charge on purchases of Class A shares of the Target Fund may also be waived for certain types of investors.

The Target Fund does not offer the ability to exchange shares of the Target Fund for shares of other series of the Trust.

Acquiring Fund:

You may purchase, redeem or exchange shares of the Acquiring Fund on any business day, which is any day the New York Stock Exchange is open for business. The minimum initial investment is $1,000,000. There is no minimum for subsequent purchases. You may meet the minimum initial investment amount by aggregating multiple accounts with common ownership within the Fund, including individual and joint accounts, as well as accounts where you have beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. In addition, if you invest in the Fund through a financial intermediary, the minimum initial investment requirement may be met if your financial intermediary aggregates investments of multiple clients to meet the minimum. There is no minimum initial investment requirement for omnibus retirement plans or wrap fee program assets held in an omnibus account with aggregate assets of $10 million or more. The Fund reserves the right to waive or modify these minimum initial investment requirements at any time. The initial investment minimum will be waived with respect to shareholder accounts opened in connection with the Reorganization.

You may redeem shares of the Acquiring Fund by mail, telephone, online at oberweisfunds.com or through your own securities broker/dealer or its designated agent or bank or other institution on any day the New York Stock Exchange is open. Although it is the Acquiring Fund’s policy to make payment of redemption proceeds in cash, if the Acquiring Fund’s trustees determine it to be appropriate, and subject to certain limitations, the Acquiring Fund may redeem shares by a distribution in kind to you of securities held by the Acquiring Fund. Redemptions in kind are subject to federal income tax in the same manner as when redemption proceeds are paid in cash.

You may purchase shares of the Acquiring Fund directly through Oberweis Securities, Inc. (“OSI”) or through a securities broker/dealer or its designated agent, through a bank or other institution having a sales agreement with OSI, or by contacting the Acquiring Fund’s Transfer Agent, UMB Fund Services, Inc. (“UMBFS”). Some broker/dealers, banks or other institutions may independently impose different minimum investment amounts for purchases by their customers and/or charge for their services in purchasing shares of the Acquiring Fund. Shareholders of the Acquiring Fund are not subject to a sales charge.

Your purchase may be made by check, wire, via ACH through the Acquiring Fund’s Web site, or, if it is a subsequent purchase, through the Automatic Investment Plan. All purchases must be in U.S. dollars. Third-party checks, except those not exceeding $10,000 and payable to an existing shareholder who is an individual (as opposed to, e.g., a corporation or partnership), credit cards and cash will not be accepted.

All or part of the Acquiring Fund shares owned by you may be exchanged for shares of any other Oberweis Fund offering shares. Shares will be exchanged for each other based upon their relative net asset values. Exchange requests are subject to the account minimum requirement for the applicable class of shares.

Distribution Policy

Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any capital gains are normally distributed at least once a year. If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund will distribute to its shareholders, prior to the closing of the Reorganization, all of its net investment income and net capital gains, if any, for periods ending on or prior to the Closing Date.

For a complete description of the Acquiring Fund’s policies regarding buying, selling and exchanging Acquiring Fund shares, see the section below entitled “Investing with Oberweis” and the Acquiring Fund’s Statement of Additional Information.

Tax Information

Each Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan (which may be taxable upon withdrawal). See “The Proposed Reorganization — Material Federal Income Tax Consequences” below for additional information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Further Information

Additional information concerning the Acquiring Fund and Target Fund is contained in this Proxy Statement/Prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix I. The Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, except for those liabilities specifically excluded in the Agreement. The closing of the Reorganization will take place at the close of business on the Closing Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund, except for those liabilities specifically excluded in the Agreement, and deliver to the Target Fund a number of full and fractional Acquiring Fund Shares having a net asset value as of the Valuation Time (as defined in the Agreement) equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of such time. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata to its shareholders of record all Acquiring Fund Shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing due to (1) a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days or (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met.

The Target Fund will, as of the Valuation Time (as defined in the Agreement), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

Information on Shareholders’ Rights

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description. Further information about the Target Fund’s governance structure is contained in its SAI and its governing documents, which are on file with the SEC. Further information about the Acquiring Fund’s governance structure is contained in the SAI related to this Proxy Statement/Prospectus and the Acquiring Fund’s governing documents, which are on file with the SEC.

Organization and Governing Law.  The Target Fund is a series of the Trust and the Acquiring Fund is a series of the Oberweis Trust (the Trust and the Oberweis Trust are referred to herein as the “Trusts”). The Trust is a Delaware statutory trust and the Oberweis Trust is a Massachusetts business trust. The Target Fund is governed by the Trust’s Agreement and Declaration of Trust, and the Acquiring Fund is governed by the Oberweis Trust’s Amended and Restated Agreement and Declaration of Trust (together, the “Declarations”). Each Fund and its business and affairs are managed under the supervision of its Trust’s Board of Trustees, as the case may be (for this section, each a “Board”).

Category	Northern Lights Fund Trust III	The Oberweis Funds
Form of Organization	Delaware statutory trust.	Massachusetts business trust.
Preemptive Rights	None.	None.
Conversion Rights	None.	None.

Category	Northern Lights Fund Trust III	The Oberweis Funds
Annual Meetings	The Target Fund is not required to hold annual shareholder meetings under Delaware law.	The Acquiring Fund is not required to hold annual shareholder meetings under Massachusetts law or its governing instruments.
Right to Call Shareholder Meetings	Meetings of the shareholders of the Trust or a series may be called by the Board of Trustees, Chairman of the Board or the President of the Trust for any lawful purpose, including the purpose of electing Trustees.	A meeting of shareholders may be called at any time by a majority of the Board of Trustees of the Oberweis Trust, by the President or by shareholders holding at least 25% of the shares then outstanding (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) if the Trustees or President shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of the shares then outstanding (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office).

Notice of Meetings	Shareholders shall be entitled to at least 15 days’ notice of any meeting.	Shareholders shall be entitled to at least seven days written notice of any meeting of the Shareholders.
Record Date for Meetings	For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board may fix in advance a record date which shall not be more than 180 days nor less than seven days before the date of any such meeting.	The Board may fix in advance a time, which shall not be more than 60 days before the date of any meeting of shareholders or the date for the payment of any dividend or making of any other distribution to shareholders as the record date for determining the shareholders having the right to notice and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date.

Category	Northern Lights Fund Trust III	The Oberweis Funds
Quorum for Meetings and Adjournments	Except when a larger quorum is required by applicable law, by the By-Laws or by the Trust’s Declaration 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, 33 1/3% of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholders’ meeting of such series or class.

Any shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy.

The presence at a meeting of shareholders in person or by proxy of shareholders entitled to vote at least 30% of all votes entitled to be cast at the meeting of each series or class entitled to vote as a series or class shall be a quorum for the transaction of business at a shareholders meeting, except that where any provision of law or of the Oberweis Trust’s Declaration permits or requires that the holders of shares shall vote in the aggregate and not as a series or class, then the presence in person or by proxy of shareholders entitled to vote at least 30% of all votes entitled to be cast at the meeting (without regard to series or class) shall constitute a quorum.
Any lesser number, however, shall be sufficient for adjournments.
Shareholder Votes Required for Approval of Matters at Meetings	In all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a shareholders’ meeting at which a quorum is present shall be the act of the shareholders.	A majority of the shares of each series or class voted on any matter shall decide such matter insofar as that series or class is concerned, provided that where any provision of law or of the Oberweis Trust’s Declaration permits or requires that the holders of shares vote in the aggregate and not as a series or class, then a majority of the shares voted on the matter (without regard to series or class) shall decide that matter.

Vote Required for Election of Trustees	Trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present.	A plurality shall elect a Trustee.
Votes Required for Approval of Reorganization	No assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority of the outstanding voting securities,” as such phrase is defined in the 1940 Act, of that series.	At any time by the affirmative vote of the shareholders of the affected series entitled to vote more than 50% of the votes entitled to be cast on the matter, the Board may sell, convey and transfer the assets of the Oberweis Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Oberweis Trust to be held as assets belonging to another series of the Oberweis Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Oberweis Trust, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so distributed.

Category	Northern Lights Fund Trust III	The Oberweis Funds
Removal of Trustees	Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.	Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter, voting together without regard to series at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Oberweis Trust’s portfolio securities and executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter, voting together without regard to series.

Indemnification of Trustees and Officers	To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.	Subject to the exceptions and limitations noted below, every person who is, or has been, a Trustee or officer of the Oberweis Trust (including persons who serve at the request of the Oberweis Trust as directors, officers or trustees of another organization in which the Oberweis Trust has an interest as a shareholder, creditor or otherwise), hereinafter referred to as a “Covered Person”, shall be indemnified by the Oberweis Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director or officer, and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Oberweis Trust or its shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Oberweis Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in

Category	Northern Lights Fund Trust III	The Oberweis Funds
the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees (as defined in the 1940 Act) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel.

Rights of Inspection	The shareholders may inspect the Declaration and each restatement and/or amendment thereto and the By-Laws at all reasonable times during office hours.

The financial statements and any income statement of the Trust shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts.

Any shareholder or his agent may inspect and copy, during normal business hours, any of the following documents of the Oberweis Trust: By-Laws, minutes of the proceedings of the shareholders and annual financial statements of the Oberweis Trust, including a balance sheet and financial statements of operations. The foregoing rights of inspection of shareholders of the Oberweis Trust are the exclusive and sole rights of the shareholders with respect thereto, and no shareholder of the Oberweis Trust shall have, as a shareholder, the right to inspect or copy any of the books, records or other documents of the Oberweis Trust except as specifically provided herein or except as otherwise determined by the Board.
Number of Authorized Shares; Par Value	Unlimited; all without par value.	Unlimited; without par value.
Number of Votes	Each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share.	Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Category	Northern Lights Fund Trust III	The Oberweis Funds
Amendment of Governing Instruments	Subject to the provisions of the second paragraph below, the Declaration may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Board and, if required, by approval of such amendment by shareholders in accordance with shareholder voting and quorum requirements contained in the Declaration. Any such restatement and/or amendment to the Declaration shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

	Notwithstanding any other provisions of the Declaration and without limiting the power of the Board to amend the Declaration or the Certificate of Trust as provided elsewhere herein, the Board shall have the power to amend the Declaration, or the Certificate of Trust, at any time and from time to time, in such manner as the Board may determine in its sole discretion, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in the Declaration of Trust, provided that before adopting any such amendment without shareholder approval, the Board shall determine that it is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable law. If shares have been issued, shareholder approval shall be required to adopt any amendments to the Declaration which would adversely affect to a material degree the rights and preferences of the shares of any series or class already issued; provided, however, that in the event that the Board determines that the Trust shall no longer be operated as an investment company in accordance with the provisions of the 1940 Act, the Board may adopt such amendments to this Declaration to delete those terms the Board identifies as being required by the 1940 Act.	The Declaration may be amended at any time by an instrument in writing signed by a majority of the then Board when authorized so to do by vote of shareholders holding more than 50% of the shares of each series or class thereof entitled to vote, except that an amendment which shall affect the holders of one or more series or class of shares, but not the holders of all outstanding series or classes, shall be authorized by vote of the shareholders holding more than 50% of the shares entitled to vote of each series or class affected, and no vote of shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Oberweis Trust or of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any provision which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and the regulations thereunder for the Oberweis Trust’s obtaining the most favorable treatment thereunder available to regulated investment companies shall not require authorization by shareholder vote.

Category	Northern Lights Fund Trust III	The Oberweis Funds
The By-Laws may be amended or repealed by the affirmative vote or written consent of two-thirds of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration or the By-Laws. Subject to the right of shareholders as provided above to adopt, amend or repeal By-Laws, and except as otherwise provided by law or by the Declaration, the By-Laws may be adopted, amended, or repealed by the Board.

Liquidation	Any series may be dissolved at any time by vote of a majority of the shares of that series or by the Board by written notice to the shareholders of that series.	Any series of shares (whether or not there shall then be shares outstanding of said series) may be terminated by the Board by written notice to the shareholders of such series or by the vote of the shareholders of such series entitled to vote more than 50% of the votes entitled to be cast on the matter.

Shares.  Each share of a Fund represents an equal interest in such Fund. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are authorized by its Board and declared by the Fund.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law. Certain votes required by the 1940 Act must be approved by the “vote of a majority of the outstanding shares.” The phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Description of Securities to be Issued

Voting Shares of Beneficial Interest.  Pursuant to the Oberweis Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), the Oberweis Trust may issue an unlimited number of shares of beneficial interest in one or more series of “funds,” all having no par value. Shares of each fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such fund. Shares are fully paid and non-assessable by the Oberweis Trust when issued, are transferable without restriction and have no preemptive or conversion rights.

Voting Rights of Shareholders.  Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of the Oberweis Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Oberweis Trust currently has seven series, including the Acquiring Fund, and the Board may, in its sole discretion, create additional series from time to time. Separate votes generally are taken by each series on matters affecting an individual series. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 25% of the outstanding shares of the Oberweis Trust may request that the Board call a shareholders’ meeting (10% if the purpose is voting on the removal of one or more Trustees).

Continuation of Shareholder Accounts; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

UMB Bank, N.A. serves as the custodian for the assets of the Acquiring Fund. UMB Fund Services, Inc. serves as the Acquiring Fund’s transfer agent. Oberweis Securities, Inc. serves as the distributor and as shareholder servicing agent for the Acquiring Fund. BBD, LLP serves as the independent auditors for the Acquiring Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer by the Target Fund of all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities (as defined in the Agreement), immediately followed by the pro rata distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities.
3.	No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.
4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquiring Fund shares.
5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.
6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.
7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.
8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.
9.	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganization, the Target Fund will declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under section 103(a) of the Code, if any, over its deductions disallowed under sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A)). This distribution will be taxable to shareholders who are subject to federal income tax. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

The Acquiring Fund is newly organized and does not have any capital loss carryforwards. As of December 31, 2016, the Target Fund had capital loss carryforwards of $1,038,721.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with the Reorganization include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. The costs of the reorganization will be paid by OAM and Cozad and/or their affiliates.

OAM has engaged Okapi Partners LLC to assist in the solicitation of proxies at an estimated cost of $7,000.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund as of December 31, 2016, and the pro forma capitalization of the Acquiring Fund after the Reorganization. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

Capitalization Table as of December 31, 2016 (Unaudited)

	Target Fund	Pro Forma Adjustments(1)	Acquiring Fund Pro Forma
Net Assets
Class A	$350,970.87	$0	N/A
Class N	22.72	0	N/A
Class I	35,932,896.35	0	N/A
Institutional Class	N/A	0	$36,283,889.94
Total	$36,283,889.94	$0	$36,283,889.94
Shares Outstanding
Class A	16,263.17	(16,263.17)	N/A
Class N	1.05	(1.05)	N/A
Class I	1,663,309.37	(1,663,309.37)	N/A
Institutional Class	N/A	1,679,573.59	1,679,573.59
Total	1,679,573.59	0	1,679,573.59
Net Asset Value Per Share
Class A	$21.58		N/A
Class N	21.60		N/A
Class I	21.60		N/A
Institutional Class	N/A		$21.60
Shares Authorized
Class A	Unlimited		none
Class N	Unlimited		none
Class I	Unlimited		none
Institutional Class	none		Unlimited

(1)	Cozad and OAM and/or their respective affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund and the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports, which the Target Fund has filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Target Fund is Registration No. 811-22655. Such Prospectus and Statement of Additional Information relating to the Target Fund is incorporated herein by reference.

THE BOARD’S APPROVAL OF THE REORGANIZATION

At a meeting held on May 30, 2017, the Board approved the proposed Reorganization. The factors shown below reflect the consideration of information presented at the time of the board meeting, which may differ from the updated information presented elsewhere in this Proxy Statement/Prospectus. At this meeting, representatives of Cozad and OAM provided, and the Board reviewed, detailed information about the proposed Reorganization. Based on Cozad’s evaluation of the Target Fund in the context of the Trust’s fund lineup, including a consideration of Cozad’s ability to grow the Target Fund in such a way as to realize economies of scale, Cozad recommended that the Board approve the Reorganization. The representatives provided information to the Board concerning: (i) the specific terms of the Reorganization, including information regarding comparative expense ratios; (ii) the proposed plans for ongoing management, distribution and operation of the Target Fund and the Acquiring Fund; and (iii) the impact of the Reorganization on the Target Fund and its shareholders.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objective and strategy of the Fund would remain the same;
•	The same portfolio management team that currently manages the Target Fund is expected to manage the Acquiring Fund;
•	There were potential cost savings to shareholders from the Reorganization due to potentially achieving economies of scale and the continuing to have an expense limitation agreement;
•	Target Fund shareholders would benefit from the increased insight of OAM in addition to that currently provided by the portfolio management team;
•	Target Fund shareholders would benefit from the robust risk management program and increased level of compliance brought by OAM;
•	Target Fund shareholders would benefit from access to additional technology and analytic resources available at OAM;
•	Target Fund shareholders would benefit from OAM’s overall knowledge and experience with respect to the securities invested in by the Target Fund and the free exchange privileges between the other series of Oberweis Trust;
•	The Reorganization is not expected to result in any tax consequence to shareholders; and
•	The Target Fund and its shareholders will not bear any of the costs of the Reorganization.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and its shareholders. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. The Board recommends that the Target Fund shareholders vote in favor of the Reorganization.

INVESTING WITH OBERWEIS

Purchasing Your Shares

The Acquiring Fund is offering Institutional Class shares pursuant to this Proxy Statement/Prospectus. If the Reorganization is consummated, shareholders of each share class of the Target Fund will receive Institutional Class shares of the Acquiring Fund in the Reorganization. Nothing contained herein shall be construed as an offer to purchase or otherwise acquire Institutional Class shares of the Acquiring Fund other than in connection with the Reorganization.

Redeeming Your Shares

In General

You may redeem shares of the Acquiring Fund by mail, by telephone, through The Oberweis Funds’ Web site or through your own securities broker/dealer or its designated agent, or bank or other institution that is recorded for such account, if any. Because of fluctuations in the value of the Acquiring Fund, the net asset value (“NAV”) of shares redeemed may be more or less than your cost. Some broker/dealers, banks or other institutions may charge you a fee for redeeming shares of the Acquiring Fund. The Acquiring Fund is designed for long-term investors.

Redemption proceeds are normally sent on the business day following the day the redemption request is received with all required documents in proper form but may be delayed up to seven days. However, if you sell shares you recently purchased with a check, please note that if UMBFS has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 days. This procedure is intended to protect the Acquiring Fund and its shareholders from loss. You may request to have your redemption check sent by overnight courier to the address of record. If this is desired, a $15 fee will be deducted from the proceeds of the transaction.

Although it is the Acquiring Fund’s policy to make payment of redemption proceeds in cash, if the Acquiring Fund’s Board of Trustees determine it to be appropriate, and subject to certain limitations, the Acquiring Fund may redeem shares by a distribution in kind to you of securities held by the Acquiring Fund. Redemptions in kind are subject to federal income tax in the same manner as when redemption proceeds are paid in cash.

Exchanging Your Shares

All or part of Acquiring Fund shares owned by you may be exchanged for shares of any other Oberweis Fund offering shares at that time. Be sure to read the prospectus of the other Oberweis Fund into which you are exchanging. Shares will be exchanged for each other based upon their relative net asset values. Exchange requests into another Oberweis Fund are subject to a $1,000 or $1 million minimum for Investor Class and Institutional Class shares (as applicable), respectively.

To take advantage of the Exchange Privilege by mail, you must send us a written request that includes your name, your account number, the name of the Acquiring Fund, the name of the other Oberweis Fund you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

A Medallion signature guarantee is not required, except in some cases where shares are also redeemed for cash at the same time. For information on when you need a Medallion signature guarantee, please see “Medallion Signature Guarantees and Other Documentation.”

You may also call us at 800-245-7311 unless you have previously notified the Acquiring Fund in writing not to effect telephone exchanges. Exchanges made over the phone may be made by any person, not just the shareholder of record. Please remember that during unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request to our address. Your request must be sent to The Oberweis Funds, c/o UMB Fund Services, Inc., P.O. Box 711, Milwaukee, WI 53201-0711. For overnight delivery service or registered mail send to The Oberweis Funds c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212.

You may exchange shares through The Oberweis Funds’ Website at oberweisfunds.com. To establish online transaction privileges, you must enroll through the Website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 800-245-7311. In addition, you may also be able to make exchanges through certain securities broker/dealers that may charge you a fee for effecting an exchange.

An exchange of shares is considered a sale for federal income tax purposes. You may realize a gain or loss depending upon whether the value of the shares being exchanged is more or less than their adjusted cost basis.

Exchanging shares is available only in states where shares of a particular Oberweis Fund being acquired may legally be sold. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days’ prior written notice of any termination or material change will be provided.

Account Minimums

The Acquiring Fund reserves the right to redeem the shares in your account if its total value falls below $1,000,000 as a result of a redemption. The Acquiring Fund will allow you 60 days to make additional investments before the redemption is processed. Shares of the Acquiring Fund received by shareholders of the Target Fund as a result of the Reorganization, will not be subject to the minimum initial investment requirement.

Redemption by Mail

You may redeem shares by mailing a signed request for redemption that includes the account name and number and the number of shares or dollar amount to be redeemed and the name of the Acquiring Fund. Your request must be sent to The Oberweis Funds, c/o UMB Fund Services, Inc., P.O. Box 711, Milwaukee, WI 53201-0711. For overnight delivery service or registered mail send to The Oberweis Funds c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212. Some redemption requests may require Medallion signature guarantees (see “Medallion Signature Guarantees and Other Documentation”). In the case of joint ownership, all owners must sign the redemption request and all owners must sign any endorsement of share certificates. Additional documents may be required for redemption of shares held by estates, trusts, guardianships, corporations, partnerships and other shareholders who are not individuals.

You automatically are granted telephone transaction privileges unless you decline them on your Account Application. With telephone transaction privileges, you may redeem your Fund shares by telephoning UMBFS at 800-245-7311. Pursuant to the telephone transaction program, you must authorize UMBFS to rely upon telephone instructions from anyone to redeem the specified number of shares or dollar amount and to transfer the proceeds according to your pre-designated instructions. UMBFS uses procedures reasonably designed to confirm that instructions communicated by telephone are genuine. UMBFS requires certain identifying information prior to acting upon instructions, records all telephone instructions and then sends confirmation of the transaction. As long as these procedures are reasonably followed, neither the Acquiring Fund nor UMBFS would be liable for any losses from instructions communicated by telephone even if they are unauthorized or fraudulent.

Redemption proceeds will be mailed to the shareholder of record in the form of a check. The proceeds may also be transferred to the shareholder’s designated bank using electronic funds transferred via the Automated Clearing House (“ACH”), or, at the shareholder’s request, via wire transfer. Funds transferred via ACH will normally be transmitted on the business day following the telephone redemption request but may be delayed up to seven days following the telephone redemption request. There is no charge for transfers via ACH.

Funds transferred via wire transfer will normally be transmitted on the next business day following the request. There is a $15 fee for each wire redemption. Your bank may also charge additional fees for receiving a wire transfer. Checks issued by mail in response to a telephone redemption request can be issued only up to $50,000 to the registered owner(s) (who must be individuals) at the address of record which must have been on file for 30 days.

Medallion Signature Guarantees and Other Documentation

If redemption proceeds are $50,000 or less and are to be paid to an individual shareholder of record at the address of record, a Medallion signature guarantee is not required (unless there has been an address change within 30 days). All other redemption requests and changes in account application instructions must be guaranteed by a bank, securities broker/dealer, municipal securities broker/dealer, government securities broker/dealer, credit union, member firm of a national securities exchange, registered securities association or clearing agency, and/or savings association. The Acquiring Fund reserves the right to waive the signature guarantee requirement at any time. A Medallion signature guarantee cannot be provided by a notary public.

Please note that you must obtain a Medallion signature guarantee from a participant in the Securities Transfer Association Medallion Program. Approved programs currently include STAMP, SEMP and MSP. If you live outside the United States, a foreign bank properly authorized in your country of residence or a U.S. consulate may be able to authenticate your signature.

When a Medallion signature guarantee is required, the signature of each shareholder of record must be guaranteed. A redemption request from corporate, trust, and partnership accounts, and executors, administrators and guardians must be signed by an appropriately authorized person and include additional documents to verify the authority of the person seeking redemption, such as a certified by-law provision or resolution of the board of directors or trustees of the shareholder and/or a copy of the governing legal instrument. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund at 800-245-7311 before making the redemption request to determine what documents are needed. In addition, any other person requiring information on redemption procedures may call the Acquiring Fund at 800-245-7311.

Short-Term and Excessive Trading

The Acquiring Fund is intended for long-term investment purposes only and is not intended to provide investors with a means of speculation on short-term market movements or market timing. The Acquiring Fund will take reasonable steps to seek to prevent short-term and excessive trading. Short-term and excessive trading into and out of the Acquiring Fund may present risks to other shareholders, disrupt portfolio investment strategies, increase expenses including trading and administrative costs, and negatively impact investment returns for all shareholders and result in dilution in the value of Acquiring Fund shares held by shareholders, including long-term shareholders who do not generate these costs. These risks may be more pronounced for the Acquiring Fund since it invests in securities that may be more difficult to value or are susceptible to pricing arbitrage (e.g., small-cap securities). In an effort to protect long-term shareholders, the Board of Trustees of the Oberweis Trust has adopted policies and procedures that seek to deter short-term and excessive trading. The Acquiring Fund reserves the right to reject any purchase request (including exchanges) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes the trading activity in the account(s) would be disruptive to the Acquiring Fund. For example, the Acquiring Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Acquiring Fund’s investment policies or the Acquiring Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Acquiring Fund’s excessive trading policy are not deemed accepted by the Acquiring Fund and may be cancelled or revoked by the Acquiring Fund on the next business day following receipt by the Acquiring Fund. The Acquiring Fund also reserves the right to honor certain redemptions, with securities, rather than cash.

The trading history of accounts under common ownership or control within any of The Oberweis Funds may be considered in enforcing this policy. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Acquiring Fund. However, the Acquiring Fund cannot always identify or reasonably detect short-term and excessive trading or market timing that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders of the Acquiring Fund. Transactions accepted by a financial intermediary in violation of the Acquiring Fund’s excessive trading policy are not deemed accepted by the Acquiring Fund and may be cancelled or revoked by the Acquiring Fund on the next business day following receipt by the financial intermediary. There is no assurance that the Acquiring Fund’s policies will be effective in limiting and deterring short-term and excessive trading or market timing in all circumstances.

Pricing of Acquiring Fund Shares

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Acquiring Fund (or the Acquiring Fund’s agent or authorized designee). NAV per share is computed by dividing the value of the Acquiring Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding.

The Acquiring Fund’s investments are valued based on market value or, where quotations are not readily available or are deemed unreliable, on fair value as determined in good faith by the Board of Trustees. Since the Acquiring Fund invests in equity securities of small-cap companies, these circumstances may arise, for instance, when trading in a security is suspended or the trading volume in a security is limited, calling into question the reliability of market quotations. The value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

The Acquiring Fund may use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Acquiring Fund’s portfolio is believed to have been materially affected by a significant event that has occurred between the close of the exchange or market on which the security is principally traded and the close of the New York Stock Exchange (“NYSE”). The Acquiring Fund’s valuation policies set forth certain triggers which instruct when to use the valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Acquiring Fund’s valuation policies and under the supervision of the Board of Trustees. In such a case, the Acquiring Fund’s value for a security is likely to be different from the last quoted price.

Foreign currency exchange rates are determined at the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Acquiring Fund’s NAV on that day. If events that materially affect the value of the Acquiring Fund’s foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Acquiring Fund may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Acquiring Fund’s investments may be significantly affected on days when shareholders have no access to the Acquiring Fund. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S.-dollar equivalents at the prevailing market rates.

If your order in proper form is received by the Transfer Agent or OSI by the close of trading on the NYSE on a given day (currently 3:00 p.m., Central Time), or by a securities broker/dealer or its designated agent, a bank or other institution having a sales agreement with OSI by the close of trading on the NYSE, Acquiring Fund shares will be purchased or sold at the next computed NAV. The NAV of the shares of the Acquiring Fund is computed once daily, as of the later of the close of regular trading on the NYSE or the Chicago Board Options Exchange (“CBOE”), on each day the NYSE is open for trading. For purposes of computing the NAV, all securities in the Fund other than options are priced as of the close of trading on the NYSE. The options in the Fund are priced as of the close of trading on the CBOE.

Distribution and Taxes

Taxation of the Acquiring Fund

The Acquiring Fund intends to qualify as a regulated investment company for federal income tax purposes. As a regulated investment company, the Acquiring Fund generally pays no federal income tax on the income and gains that it distributes to you.

Taxation of Shareholders

To avoid taxation, the Code requires that the Acquiring Fund distribute its net investment income and any net capital gains realized on its investments annually. The Acquiring Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary dividends. The Acquiring Fund’s income from certain qualifying dividends, that are designated as such by the Acquiring Fund, will be paid to shareholders as “qualified dividend income,” and will be eligible for lower federal income tax rates for individual and other non-corporate shareholders provided certain holding period and other requirements are satisfied by the Acquiring Fund and shareholder. Net realized long-term capital gains are paid to shareholders as capital gains distributions. The dividends and capital gain distributions are normally declared and paid in December.

Dividends and capital gains distributions are automatically reinvested in additional shares of the Acquiring Fund, unless you elect to receive them in cash. A cash election remains in effect until you notify the Transfer Agent by calling or writing to discontinue such election. Except for those shareholders exempt from federal income taxation or investing through a tax-advantaged account, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Acquiring Fund. You will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes.

Long-term capital gain distributions (generally relating to assets held by the Acquiring Fund for more than 12 months) are taxable to shareholders as long-term capital gain regardless of how long you have held shares of the Acquiring Fund. For federal income tax purposes, long-term capital gain distributions made to individual shareholders are currently taxed at rates up to 20%. Dividends representing certain net investment income and net realized short-term capital gains are taxed as ordinary income at federal income tax rates up to 39.6% for individuals. Dividends representing “qualified dividend income” received by individual and other non-corporate shareholders are currently taxed at federal income tax rates up to 20%. In addition, as discussed below, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including dividends and net capital gain distributions. Dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a passive foreign investment company. Any dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.

If you redeem or exchange shares of the Acquiring Fund (other than shares held in a tax-advantaged account), it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem or exchange, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. You may be limited in your ability to use capital losses.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Distribution to Retirement Plans

Acquiring Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Acquiring Fund distributions on your federal income tax return, but, rather, you will be subject to tax when your plan makes payments to you. Special rules apply to payments from Roth IRAs and Coverdell education savings accounts (formerly called Education IRAs).

How Distributions Affect the Acquiring Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Acquiring Fund. Dividends and capital gains awaiting distribution are included in the Acquiring Fund’s daily NAV. The share price of the Acquiring Fund drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a mutual fund are not value-enhancing and may create income tax obligations.

“Buying a Dividend”

If you purchase shares of the Acquiring Fund shortly before a distribution, you will pay the full price for the shares and may receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” Of course, the Acquiring Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the Acquiring Fund has a negative return.

Unless your account is set up as a tax-advantaged account, dividends paid to you will be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Acquiring Fund and whether or not you reinvested the dividends.

Backup Withholding

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide your TIN or the proper tax certifications, the Fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. The Acquiring Fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in overpayment of federal income tax for such year.

Foreign Taxes

Dividends, interest, and some capital gains received by the Acquiring Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Acquiring Fund does not expect to be eligible to make the election permitted under section 853 of the Code to pass through such taxes to shareholders. As a result, any foreign taxes paid or accrued will represent an expense to the Acquiring Fund.

You are advised to consult your own tax adviser as to the federal, state, local and foreign tax consequences of owning shares of the Acquiring Fund with respect to your specific circumstances.

OTHER INFORMATION

The Trust and the Oberweis Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy materials, information statements and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, DC, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Shareholders of the Target Fund

The following tables set forth the percentage of ownership of each person who, as of July 26, 2017, the record date with respect to the Special Meeting, owns of record, or is known by the Target Fund to own of record or beneficially, 5% or more of shares of the Target Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on July 26, 2017. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

Target Fund
Name and Address of Owner	Class of Shares	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
__________________________________		___.__%	___.__%
__________________________________

At the close of business on July 26, 2017, there were [_________], [___________], and [_____________] Class A, I and N shares of the Target Fund, respectively, outstanding. As of July 26, 2017, the Trustees and officers of the Trust as a group owned less than 1% of the total outstanding shares of the Target Fund.

At the close of business on July 26, 2017, there were no Institutional Class shares of the Acquiring Fund outstanding. Accordingly, as of July 26, 2017, the Trustees and officers of the Oberweis Trust as a group owned no Institutional Class shares of the Acquiring Fund.

Shareholder Proposals

Since the Acquiring Fund does not hold regular meetings of its shareholders, the date of the next special shareholder meeting cannot be anticipated. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if it is called, should submit such proposal to the Target Fund at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund by calling (855) 528-0707.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Approval of the Reorganization requires the vote of (i) 67% or more of the Target Fund’s shares present at the Special Meeting, if more than 50% of the outstanding shares of the Target Fund are present or represented by proxy, or (ii) more than 50% of the Target Fund’s outstanding shares, whichever is less.

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining a quorum but do not count as votes “FOR” the proposal and have the same effect as a vote “AGAINST” the proposal. The presence in person or by proxy of the holders of 33-1/3% of the shares of the Target Fund issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation to the Secretary of the Trust before written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the Trust.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

Whether or not a quorum is obtained, the Special Meeting may be adjourned to permit further solicitation of proxies. At such adjourned meeting at which the requisite shares entitled to vote thereat shall be represented, any business may be transacted which could have been transacted at the meeting as originally notified.

Proxies of shareholders of the Target Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, or facsimile by representatives of Cozad or by dealers or their representatives.

[______ __], 2017

Please sign and return your proxy promptly.

Your vote is important and your participation
in the affairs of your Fund does make a difference.

APPENDIX I

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], by and among The Oberweis Funds, a Massachusetts business trust (the “Acquiring Trust”), on behalf of its series Oberweis Small-Cap Value Fund (the “Acquiring Fund” or a “Fund”); Northern Lights Fund Trust III, a Delaware statutory trust (the “NL Trust”), on behalf of its series Cozad Small Cap Value Fund (the “Target Fund” or a “Fund”); Oberweis Asset Management, Inc. (“OAM”) (for purposes of paragraphs 4.2(k), 9.1 and 11.2 of this Agreement only) and Cozad Asset Management, Inc. (“Cozad”) (for purposes of paragraphs 4.1(n), 9.1 and 11.2 of this Agreement only). References herein to a “party” or the “parties” to this Agreement mean the Acquiring Trust and/or the NL Trust. The Acquiring Trust has its principal place of business at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532. The NL Trust has its principal place of business at 17605 Wright Street, Omaha, Nebraska 68130.

WHEREAS, the reorganization (the “Reorganization”) will consist of (i) the transfer of the Assets (as defined in paragraph 1.2) of the Target Fund to the Acquiring Fund in exchange solely for Institutional Class voting shares of beneficial interest, without par value, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the Target Fund; and (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement;

WHEREAS, the parties hereto intend that this Agreement be a plan of reorganization and that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a separate series of the NL Trust, an open-end registered management investment company under the 1940 Act, and the Target Fund owns securities and other investments that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have no assets, other than de minimis assets received in connection with the issuance of one share of the Acquiring Fund to facilitate the organization of the Acquiring Fund, which will be redeemed prior to the Closing (as defined in paragraph 3.1) and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations;

WHEREAS, neither the Acquiring Fund nor OAM is an “affiliated person” of the Target Fund, as defined in the 1940 Act, or an affiliated person of an affiliated person of the Target Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the NL Trust, including a majority of the trustees who are not “interested persons” of the NL Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto, OAM and Cozad covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND
LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1  THE EXCHANGE.  Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the NL Trust, on behalf of the Target Fund, agrees to assign, transfer and convey to the Acquiring Fund all of the Target Fund’s Assets, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s Assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the Target Fund’s Liabilities, as set forth in paragraph 1.3. Such transactions will take place at the Closing.

1.2  ASSETS TO BE ACQUIRED.  The assets of the Target Fund to be acquired by the Acquiring Fund will consist of all the Target Fund’s assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Target Fund, and any deferred or prepaid expenses reflected on an unaudited statement of assets and liabilities of the Target Fund, prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied, from the Target Fund’s prior audited period, and approved by OAM, as of the Closing (the “Assets”). The NL Trust, on behalf of the Target Fund, will pay or cause to be paid to the Acquiring Fund any dividends or interest received by the Target Fund after the Closing with respect to Assets transferred to the Acquiring Fund hereunder. The NL Trust, on behalf of the Target Fund, will transfer to the Acquiring Fund any distributions, rights or other assets received by the Target Fund after the Closing as distributions on or with respect to the Assets. Such assets will be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date (as defined in paragraph 3.1 below) and will not be separately valued.

The NL Trust has provided the Acquiring Trust with the Target Fund’s most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date thereof. The NL Trust represents that, as of the date of the execution of this Agreement, there have been no changes in the Target Fund’s financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities and other investments, purchases and redemptions of shares of the Target Fund, the payment of the Target Fund’s normal operating expenses and the distribution of the Target Fund’s net income and net capital gain. The NL Trust, with respect to the Target Fund, reserves the right to buy and sell prior to the Closing any securities or other investments in accordance with the Target Fund’s investment objective and policies.

1.3  LIABILITIES TO BE ASSUMED.  The NL Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Target Fund, prepared in accordance with GAAP, consistently applied, from the Target Fund’s prior audited period, as of the Closing, except for the Excluded Liabilities set forth on Schedule 1.3 hereto (the “Liabilities”). The Acquiring Fund will not assume any other liabilities of the Target Fund, whether absolute or contingent.

1.4  LIQUIDATION AND DISTRIBUTION.  (a) Immediately after the Closing the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record (the “Target Fund Shareholders”) determined as of the time of such distribution, the Acquiring Fund Shares (as set forth in paragraph 2.3) received by the Target Fund pursuant to paragraph 1.1; and (b) promptly thereafter the NL Trust will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares. Acquiring Fund Shares distributed to the Target Fund Shareholders will be reflected on the books of the Acquiring Fund’s transfer agent as uncertificated shares.

1.5  OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent for the Acquiring Fund. Acquiring Fund Shares will be issued in the manner described in the Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) contained in the Acquiring Trust’s Registration Statement on Form N-14 relating to the Reorganization, as amended or supplemented (the “Registration Statement”), which Proxy Statement/Prospectus will be distributed to shareholders of the Target Fund as described in paragraph 5.4.

1.6  TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of shares of the Target Fund on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7  REPORTING RESPONSIBILITY.  Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund.

1.8  TERMINATION.  The NL Trust will take all necessary and appropriate steps under its Agreement and Declaration of Trust and applicable state law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

1.9  INITIAL SHARE.  Prior to the Closing, the Acquiring Fund will issue one Institutional Class share of beneficial interest of the Acquiring Fund (the “Initial Share”) to OAM or one of its affiliates (the “Sole Shareholder”) in exchange for $10.00 for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund. Prior to the Closing, the Initial Share will be redeemed and cancelled by the Acquiring Fund in exchange for $10.00.

ARTICLE II

VALUATION

2.1  VALUATION OF ASSETS.  The value of the Target Fund’s Assets to be acquired, and the amount of the Target Fund’s Liabilities to be assumed, by the Acquiring Fund will be computed as of the close of business on the New York Stock Exchange on the business day immediately prior to the Closing Date (the “Valuation Time”) using the valuation procedures established by the Board of Trustees of the Acquiring Trust or such other valuation procedures as may be mutually agreed upon by the parties hereto.

2.2  VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund will be the net asset value per share of the Target Fund computed as of the Valuation Time using the valuation procedures established by the Board of Trustees of the Acquiring Trust or such other valuation procedures as may be mutually agreed upon by the parties hereto.

2.3  SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets will be determined by dividing (a) the net assets of the Target Fund, determined in accordance with paragraph 2.1, by (b) the net asset value per share of the Acquiring Fund, determined in accordance with paragraph 2.2.

2.4  DETERMINATION OF VALUE.  All computations of value will be made by UMB Fund Services, Inc., the Acquiring Fund’s fund accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

ARTICLE III

  CLOSING AND CLOSING DATE

3.1  CLOSING DATE.  The closing of the Reorganization (the “Closing”) will take place on [•] or such other date as the parties hereto may agree (the “Closing Date”). All acts taking place at the Closing will be deemed to take place simultaneously as of 8:00 a.m. Eastern Time on the Closing Date, unless otherwise provided. The Closing will be held as of 8:00 a.m. Eastern Time at the offices of Vedder Price P.C., or at such other time or place as the parties hereto may agree.

3.2  EFFECT OF SUSPENSION IN TRADING.  In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund is closed to trading or trading thereon is restricted; or (b) trading or the reporting of trading on said exchange or elsewhere is disrupted so that an accurate determination of the value of the net assets of the Target Fund is impracticable, the Closing Date will be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored or such other date as the parties hereto may agree.

3.3  DELIVERY OF ASSETS.  Delivery of the Target Fund’s Assets will be made at the Closing and will be delivered to UMB Bank N.A., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If the NL Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the NL Trust, on behalf of the Target Fund, will deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

3.4  TRANSFER AGENT CERTIFICATES.  The NL Trust will cause the transfer agent for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. At the Closing, the Acquiring Trust will cause the transfer agent for the Acquiring Fund to issue and deliver to the Secretary of the NL Trust a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or otherwise provide evidence reasonably satisfactory to the NL Trust that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party will deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.5  CUSTODIAN’S CERTIFICATE.  At the Closing or as soon as practicable thereafter, the NL Trust will cause the custodian for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash and any other Assets have been delivered in proper form to the Acquiring Fund as of the final settlement date for such transfers; and (b) all necessary taxes, including without limitation all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment will have been made, in conjunction with the delivery of portfolio securities, cash and any other Assets by the Target Fund. At the Closing or as soon as practicable thereafter, the Acquiring Trust will cause the Custodian to deliver to the NL Trust, on behalf of the Target Fund, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS OF THE NL TRUST.  The NL Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a) The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading. The Target Fund currently complies in all material respects with its investment objective and all investment policies, guidelines and restrictions.

(b) Neither the NL Trust nor the Target Fund has any material contracts or other commitments (other than this Agreement), including without limitation pursuant to the contracts set forth on Schedule 7.4, that will be terminated with liability to the Target Fund at or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

(c) Except as otherwise disclosed in writing to the Acquiring Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the NL Trust or the Target Fund or any of the properties or assets of the NL Trust or the Target Fund, which, if adversely determined, would materially and adversely affect the financial condition of the NL Trust or the Target Fund, the conduct of the business of the NL Trust or the Target Fund, or the ability of the NL Trust, on behalf of the Target Fund, to carry out the Reorganization. The NL Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the NL Trust or the Target Fund or the NL Trust’s ability, on behalf of the Target Fund, to consummate the Reorganization or the transactions contemplated herein.

(d) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund’s five fiscal years ended June 30, 2016 have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(e) The unaudited Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for Target Fund’s semi-annual period ended December 31, 2016 have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such date, and there are no known contingent liabilities of the Target Fund as of such date not disclosed therein.

(f) Since the date of the financial statements referred to in subsection (e) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed by the NL Trust to and accepted by the Acquiring Trust.

(g) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision has been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (h) above are properly reflected on such financial statements. To the NL Trust’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(h) For each taxable year of its operations (including the taxable year that includes the Closing Date for that portion of such taxable year ending on the Closing Date), the Target Fund (i) has been and will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met and will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and (iv) has not been and will not be liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund.

(i) Neither the NL Trust nor the Target Fund is under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(j) The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(k) Except as otherwise disclosed by the NL Trust to the Acquiring Trust, the NL Trust, with respect to the Target Fund, has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code.

(l) All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed by the NL Trust to the Acquiring Trust in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The NL Trust’s registration statement under the 1933 Act is not subject to any “stop order,” and the NL Trust is, and was, fully qualified to sell the shares of the Target Fund in each jurisdiction in which such shares are being, or were, registered and sold.

(m) The information furnished by the NL Trust for use in no-action letters, applications for orders, registration statements and proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(n) The Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the NL Trust, the Target Fund or Cozad, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing. Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the NL Trust, the Target Fund or Cozad, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading on the effective date of such Registration Statement; provided, however, that the NL Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, other than information relating to the NL Trust, the Target Fund or

Cozad included therein in reliance upon and in conformity with information furnished by or on behalf of the NL Trust to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(o) Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements.

4.2  REPRESENTATIONS OF THE ACQUIRING TRUST.  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the NL Trust, on behalf of the Target Fund, as follows:

(a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with the power to carry out its obligations under this Agreement, and the Acquiring Fund is a duly established and designated separate series of the Acquiring Trust.

(b) The Acquiring Trust is registered as an investment company, classified as a management company of the open-end type, under the 1940 Act, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information, as of the date of the Proxy Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound.

(e) Except as otherwise disclosed in writing to the NL Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of the properties or assets of the Acquiring Trust or the Acquiring Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Acquiring Trust or the Acquiring Fund, the conduct of the business of the Acquiring Trust or the Acquiring Fund or the ability of the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the Reorganization. The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Acquiring Trust or the Acquiring Fund or the Acquiring Trust’s ability, on behalf of the Acquiring Fund, to consummate the Reorganization or the transactions contemplated herein.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(g) The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year.

(h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by the NL Trust, on behalf of the Target Fund, this Agreement constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(i) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Share, constitute all of the issued and outstanding shares of the Acquiring Fund as of the time immediately after the Closing. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund.

(j) The information furnished by the Acquiring Trust for use in no-action letters, applications for orders, registration statements and proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(k) The Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or OAM, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing. Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or OAM, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading on the effective date of such Registration Statement; provided, however, that the Acquiring Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, relating to the NL Trust, the Target Fund or Cozad included therein in reliance upon and in conformity with information furnished by or on behalf of the NL Trust to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy

Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(l) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization.

(m) The Acquiring Fund does not directly or indirectly own, nor at the Closing will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund.

(n) The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization. As of the time immediately prior to the Closing, the Acquiring Fund has carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations. Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing.

(o) As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in paragraph 1.9 above. The Initial Share will be redeemed and cancelled prior to the Closing.

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST AND THE NL TRUST

5.1  OPERATION IN ORDINARY COURSE.  The NL Trust will operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes. Notwithstanding the foregoing sentence, the NL Trust reserves the right of the Target Fund to make distributions to the Target Fund Shareholders on or before the Closing Date as contemplated in paragraph 8.6 below.

5.2  ORGANIZATION OF ACQUIRING FUND.  Prior to the Closing, the Acquiring Fund will not have any issued and outstanding securities or assets other than as contemplated by paragraph 1.9 above. The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization and, prior to the Closing, the Acquiring Fund will carry on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.

5.3  SHAREHOLDER MEETING.  The NL Trust will call a meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4  PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT.  The Acquiring Trust and the NL Trust will cooperate with each other in the preparation of the Proxy Statement/Prospectus and the Registration Statement and will cause the Registration Statement to be filed with the Commission in a form satisfactory to the Acquiring Trust and the NL Trust and their respective counsel as promptly as practicable. Upon effectiveness of the Registration Statement, the NL Trust, with the assistance of OAM, will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the NL Trust’s Agreement and Declaration of Trust and By-Laws. Each of the Acquiring Trust and the NL Trust will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund referred to in paragraph 5.3 above. If at any time prior to the Closing, the Acquiring Trust or the NL Trust becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.5  INVESTMENT REPRESENTATION.  The NL Trust, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.6  ADDITIONAL INFORMATION.  The NL Trust will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the shares of the Target Fund.

5.7  FURTHER ACTION.  (a) Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the NL Trust, on behalf of the Target Fund, will each take, or cause to be taken, all action, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing; (b) the Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date; and (c) as promptly as practicable, but in any case within 60 days after the Closing Date, the NL Trust will furnish the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement will be certified by the NL Trust’s President or its Treasurer.

5.8  TAX STATUS OF REORGANIZATION.  It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Acquiring Fund and the Target Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquiring Trust, the Acquiring Fund, the NL Trust or the Target Fund will take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

5.9  BOOKS AND RECORDS.  Upon reasonable notice, each party will make available to the other party for review any accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants and other similar records) required to be maintained by the parties with respect to the Acquiring Fund or the Target Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder that are reasonably requested by such other party in connection with the Reorganization.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NL TRUST

The obligations of the NL Trust, on behalf of the Target Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Acquiring Trust, on behalf of the Acquiring Fund, will have delivered to the NL Trust, on behalf of the Target Fund, at the Closing a certificate executed in its name by its President or Executive Vice President, in form and substance reasonably satisfactory to the NL Trust and dated as of the Closing Date, to such effect and as to such other matters as the NL Trust may reasonably request.

6.2  The NL Trust, on behalf of the Target Fund, will have received an opinion of Vedder Price P.C., counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the NL Trust, substantially to the effect that:

(a) the Acquiring Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as a registered investment company as described in the Proxy Statement/Prospectus, and the Acquiring Fund is a duly established and designated series of the Acquiring Trust;

(b) this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the NL Trust, on behalf of the Target Fund, is a valid and legally binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust or By-Laws or result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the Acquiring Trust is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Acquiring Trust is a party or by which it or its property is bound, under the express terms thereof;

(d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been made or obtained;

(e) the Acquiring Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration;

(f) the Registration Statement has become effective under the 1933 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend the effectiveness of such Registration Statement; and

(g) the Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided under the Agreement, will be validly issued, fully paid and non-assessable except that, as described in the Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations under Massachusetts law and shareholders have no preemptive or other rights to subscribe for such shares under the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust or By-Laws.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Acquiring Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the NL Trust, on behalf of the Target Fund, of all the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following conditions:

7.1  All representations and warranties of the NL Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The NL Trust, on behalf of the Target Fund, will have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate executed in its name by the NL Trust’s President or its Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Trust may reasonably request.

7.2  The NL Trust will have delivered to the Acquiring Trust an unaudited statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities and other investments showing the tax basis of such securities and other investments by lot and the holding periods of such securities and other investments, as of the Valuation Time, certified by the President or Treasurer of the NL Trust.

7.3  The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of Thompson Hine LLP, counsel to the NL Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that:

(a) The NL Trust is a statutory trust, validly existing under the laws of the State of Delaware and has the power to carry on its business as a registered investment company as described in the most recent post-effective amendment to the NL Trust’s registration statement, and the Target Fund is a duly established and designated series of the NL Trust.

(b) this Agreement has been duly authorized, executed and delivered by the NL Trust, on behalf of the Target Fund, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the NL Trust, enforceable against the NL Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the NL Trust’s Agreement and Declaration of Trust or By-Laws or result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the NL Trust is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the NL Trust is a party or by which it or its property is bound, under the express terms thereof;

(d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the NL Trust, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been made or obtained;

(e) the NL Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration;

(f) to the knowledge of such counsel, the Target Fund has the trust power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder; and

(g) all issued and outstanding shares of the Target Fund as of the effective time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the NL Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

7.4  The agreements of the NL Trust and the Target Fund set forth on Schedule 7.4 hereto will have been terminated at or prior to the Closing with respect to the Target Fund, and each party to this Agreement will have received written evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING TRUST AND THE NL TRUST

If any of the conditions set forth below do not exist on or before the Closing with respect to the NL Trust or the Acquiring Trust, the other party may, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the NL Trust’s Agreement and Declaration of Trust and By-Laws and the 1940 Act. Notwithstanding anything in this Agreement to the contrary, neither the NL Trust nor the Acquiring Trust may waive the condition set forth in this paragraph 8.1.

8.2  On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding will be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Trust or the NL Trust to permit consummation of the Reorganization and the transactions contemplated by this Agreement will have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.

8.4  The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement will have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  Prior to the Valuation Time, the NL Trust, with respect to the Target Fund, will have declared and paid a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all years or periods up to and including the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all years or periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all years or periods up to and including the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6  Each of the Acquiring Trust and the NL Trust will have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a) The transfer by the Target Fund of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, immediately followed by the pro rata distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities.

(c) No gain or loss will be recognized by the Target Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e) The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(f) The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.

(g) The basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h) The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

(i) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion will express no opinion as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and limitations and such representations, without independent verification, as Vedder Price P.C. may reasonably request as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Acquiring Trust, on behalf of the Acquiring Fund, and the NL Trust, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the NL Trust may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1  Except as otherwise provided in this paragraph 9.1 or in paragraph 9.2, all expenses of the Reorganization incurred by the Acquiring Trust, with respect to the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by OAM and/or its affiliates; and except as otherwise provided in this paragraph 9.1 or in paragraph 9.2, all expenses of the Reorganization incurred by the NL Trust, with respect to the Target Fund, whether incurred before or after the date of this Agreement, will be borne by Cozad and/or its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) accounting fees; and (c) legal fees. Additionally, OAM and/or its affiliates will bear, whether incurred before or after the date of this Agreement, the following expenses: (a) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (b) the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the shareholders of the Target Fund are residents as of the date of the mailing of the Proxy Statement/Prospectus to such shareholders; (c) postage; and (d) printing.

9.2  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquiring Fund or the Target Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  The Acquiring Trust, on behalf of the Acquiring Fund, and the NL Trust, on behalf of the Target Fund, agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties.

10.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the Reorganization, with the exception of those representations, warranties and covenants that by their express terms require performance following the Closing.

ARTICLE XI

TERMINATION

11.1  This Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the NL Trust, on behalf of the Target Fund. In addition, either the Acquiring Trust, on behalf of the Acquiring Fund, or the NL Trust, on behalf of the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:

(a) of a breach by the other of any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within 30 days; or

(b) a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2  In the event of any such termination, there will be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Target Fund, the NL Trust, the trustees or officers of the Acquiring

Trust or the trustees or officers of the NL Trust, to the other party, but OAM and Cozad will bear the expenses incurred by each of them incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the NL Trust.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1  The Article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

13.3  This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter will govern.

13.4  This Agreement will bind and inure to the benefit of the Acquiring Trust, on behalf of the Acquiring Fund, and the NL Trust, on behalf of the Target Fund, and their respective successors and assigns, but no assignment or transfer of any rights or obligations under this Agreement will be made by the Acquiring Trust or the NL Trust without the written consent of the other party. Nothing in this Agreement expressed or implied is intended or will be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5  With respect to the Acquiring Trust, the names used in this Agreement refer to the Acquiring Trust and the Acquiring Fund and, the trustees, as trustees but not individually or personally, acting under the Amended and Restated Agreement and Declaration of Trust, as amended, which is filed with the Secretary of the Commonwealth of Massachusetts and also on file at the principal office of the Acquiring Trust. The obligations of the Acquiring Trust entered into in the name or on behalf of any of the trustees, representatives or agents of the Acquiring Trust are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Acquiring Trust personally, but bind only the property of the Acquiring Fund, and all persons dealing with the Acquiring Fund must look solely to property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

THE OBERWEIS FUNDS, on behalf of Oberweis Small-Cap Value Fund

By:
Name: Title:

NORTHERN LIGHTS FUND TRUST III, on behalf of Cozad Small Cap Value Fund

By:
Name: Title:

For purposes of paragraphs 4.2(k), 9.1 and 11.2 only:

OBERWEIS ASSET MANAGEMENT, INC.

By:
Name: Title:

By:
Name: Title:

For purposes of paragraphs 4.1(n), 9.1 and 11.2 only:

COZAD ASSET MANAGEMENT, INC.

By:
Name: Title:

[Signature Page to Form of Agreement and Plan of Reorganization]

Schedule 1.3

Excluded Liabilities

Notwithstanding any provision of the Agreement to the contrary, in connection with the consummation of the Reorganization, the Acquiring Fund will not assume the following liabilities of the Target Fund:

•	Any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the NL Trust, on behalf of the Target Fund, and Cozad (including any recoupment by Cozad or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed).
•	Any liabilities or penalties resulting from the termination of material contracts or other commitments of the NL Trust or the Target Fund, including without limitation the contracts set forth on Schedule 7.4.

Schedule 7.4

Contracts

•	Investment Advisory Agreement between the NL Trust and Cozad, dated as of February 12, 2013.
•	Operating Expenses Limitation Agreement (Classes A, N and I), dated as of February 12, 2014.
•	Underwriting Agreement between NL Trust and Northern Lights Distributors, LLC, dated as of April 30, 2015.
•	Custodian Agreement between the NL Trust and Union Bank, N.A., dated as of May 30, 2012.
•	Funds Services Agreement between the NL Trust and Gemini Fund Services, LLC, dated as of February 23, 2012.
•	Class A Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through May 25, 2016.
•	Class N Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act, dated May 30, 2013.
•	Class I Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act, dated February 3, 2015.

APPENDIX II

FUNDAMENTAL INVESTMENT RESTRICTIONS

All of the investment policies noted in the tables below are fundamental investment restrictions that cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less. Each Fund is a diversified mutual fund.

The fundamental investment limitations of the Target Fund and the Acquiring Fund are set forth in the table below.

Cozad Small Cap Value Fund (Target Fund)	Oberweis Small-Cap Value Fund (Acquiring Fund)
Borrowing Money	The Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

The Fund may not borrow money, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit.
Senior Securities	The Fund may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.(1)

The Fund may not issue senior securities, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit.
Underwriting/Use of Margin	The Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities).

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.(2)

II-1

	Cozad Small Cap Value Fund (Target Fund)	Oberweis Small-Cap Value Fund (Acquiring Fund)
Concentration of Investments	The Fund may not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities).

The Fund may not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in any one industry.
Real Estate	The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

The Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instrument; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.
Commodities	The Fund may not purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instrument; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, or investing in securities that are secured by physical commodities.
Loans	The Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.	The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

(1)	With respect to interpretations of the SEC or its staff described above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
(2)	The Acquiring Fund’s fundamental investment restrictions do not explicitly mention the use of margin. However, the Acquiring Fund believes the use of margin is covered by the borrowing and/or senior securities fundamental investment restrictions.

II-2

APPENDIX III

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Target Fund’s financial performance for the periods shown. The information below has been derived from the Target Fund’s financial statements. The Target Fund’s financial statements and financial highlights have not been audited for the period ended December 31, 2016. The Target Fund’s financial statements and financial highlights for the periods ended June 30 have been audited by RSM US LLP, the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the annual report, which is available upon request. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Fund’s shares (assuming reinvestment of all dividends and other distributions). The Acquiring Fund will adopt the financial statements of the Target Fund upon the closing of the Reorganization.

III-1

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

Class A	Six Months Ended December 31, 2016 (unaudited)		Year Ended June 30, 2016	Year Ended June 30, 2015(1)
Net asset value, beginning of year	$18.25		$19.32	$20.00
Activity from investment operations:
Net investment income(2)	0.10		0.20	0.24
Net realized and unrealized loss on investments	3.41		(0.87)	(0.56)
Total from investment operations	3.51		(0.67)	(0.32)
Less distributions from:
Net investment income	(0.17)		(0.10)	(0.14)
Net realized gains	(0.01)		(0.30)	(0.22)
Total distributions	(0.18)		(0.40)	(0.36)
Net asset value, end of year	$21.58		$18.25	$19.32
Total return(3)	19.18	%(8)	(3.28)%	(1.58)%
Net assets, at end of year (000s)	$351		$274	$277
Ratio of gross expenses to average net assets(4)(5)(6)	2.21%		2.28%	2.26%
Ratio of net expenses to average net assets(5)(6)	1.55%		1.55%	1.55%
Ratio of net investment income to average net assets(5)(6)(7)	1.03%		1.12%	1.23%
Portfolio Turnover Rate	38	%(8)	62%	70%

(1)	The Cozad Small Cap Value Fund’s Class A shares commenced operations on July 1, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized for periods less than one year.
(6)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.

III-2

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

Class I	Six Months Ended December 31, 2016 (unaudited)		Year Ended June 30, 2016	Year Ended June 30, 2015(1)
Net asset value, beginning of year	$18.28		$19.35	$20.00
Activity from investment operations:
Net investment income(2)	0.12		0.24	0.25
Net realized and unrealized loss on investments	3.42		(0.88)	(0.54)
Total from investment operations	3.54		(0.64)	(0.29)
Less distributions from:
Net investment income	(0.21)		(0.13)	(0.14)
Net realized gains	(0.01)		(0.30)	(0.22)
Total distributions	(0.22)		(0.43)	(0.36)
Net asset value, end of year	$21.60		$18.28	$19.35
Total return(3)	19.33	%(8)	(3.08)%	(1.43)%
Net assets, at end of year (000s)	$35,932		$29,642	$29,536
Ratio of gross expenses to average net assets(4)(5)(6)	1.96%		2.03%	2.01%
Ratio of net expenses to average net assets(5)(6)	1.30%		1.30%	1.30%
Ratio of net investment income to average net assets(5)(6)(7)	1.26%		1.37%	1.26%
Portfolio Turnover Rate	38	%(8)	62%	70%

(1)	The Cozad Small Cap Value Fund’s Class I shares commenced operations on July 1, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized for periods less than one year.
(6)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.

III-3

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

Class N	Six Months Ended December 31, 2016 (unaudited)		Year Ended June 30, 2016	Year Ended June 30, 2015(1)
Net asset value, beginning of year	$18.28		$19.35	$20.00
Activity from investment operations:
Net investment income(2)	0.16		0.30	0.25
Net realized and unrealized loss on investments	3.38		(0.97)	(0.54)
Total from investment operations	3.54		(0.67)	(0.29)
Less distributions from:
Net investment income	(0.21)		(0.10)	(0.14)
Net realized gains	(0.01)		(0.30)	(0.22)
Total distributions	(0.22)		(0.40)	(0.36)
Net asset value, end of year	$21.60		$18.28	$19.35
Total return(3)	19.33	%(9)	(3.26)%	(1.43)%
Net assets, at end of year(8)	$23		$19	$20
Ratio of gross expenses to average net assets(4)(5)(6)	2.21%		2.28%	2.26%
Ratio of net expenses to average net assets(5)(6)	1.55%		1.55%	1.55%
Ratio of net investment income to average net assets(5)(6)(7)	1.03%		1.12%	1.23%
Portfolio Turnover Rate	38	%(9)	62%	70%

(1)	The Cozad Small Cap Value Fund’s Class N shares commenced operations on July 1, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized for periods less than one year.
(6)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Actual net assets, not truncated.
(9)	Not annualized.

III-4

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

Northern Lights Fund Trust III
17605 Wright Street,
Omaha, NE 68130
1-402-895-1600

and

The Oberweis Funds
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
1-800-323-6166

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [____ __], 2017, relating specifically to the proposed (i) transfer of all of the assets of Cozad Small Cap Value Fund to Oberweis Small-Cap Value Fund in exchange for shares of Oberweis Small-Cap Value Fund and the assumption by Oberweis Small-Cap Value Fund of all of the liabilities of Cozad Small Cap Value Fund (except for those liabilities specifically excluded in the Agreement and Plan of Reorganization); and (ii) termination of Cozad Small Cap Value Fund subsequent to the distribution of shares of Oberweis Small-Cap Value Fund to Cozad Small Cap Value Fund’s shareholders in complete liquidation of that Fund.

A copy of the Proxy Statement/Prospectus may be obtained without charge by calling or writing to Northern Lights Fund Trust III or The Oberweis Funds at the telephone numbers or addresses set forth above. The transfer is to occur pursuant to an Agreement and Plan of Reorganization.

The date of this Statement of Additional Information is August [__], 2017.

i

The following information supplements the discussion of the Fund’s investment objective and policies discussed in the Fund’s Prospectus.

HISTORY OF THE FUND

Before the Fund commenced operations, the assets of the Cozad Small Cap Value Fund (the “Predecessor Fund”) were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (the “Reorganization”) between the Trust, on behalf of the Fund, and Northern Lights Fund Trust III, on behalf of the Predecessor Fund. The Reorganization occurred on [____________], 2017. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund were assumed by the Fund.

INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its objective by making intermediate and long-term investments in domestic, publicly-traded equity securities of small capitalization companies. The investment objective of the Fund is fundamental and, like all fundamental policies of the Fund, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this SAI, “a majority of the outstanding voting securities” of the Fund means the lesser of (1) the holders of more than 50% of the outstanding shares of the Fund, or (2) the holders of more than 67% of the shares of the Fund present if more than 50% of the outstanding shares of the Fund are present at a meeting in person or by proxy.

Investment Restrictions

The policies set forth below are fundamental policies of the Fund and may not be changed without approval of a majority of the Fund’s outstanding shares. The Fund may not:

1. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instrument; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, or investing in securities that are secured by physical commodities;

2. purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instrument; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein;

3. issue senior securities, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit;

4. concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in any one industry;

5. make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests;

6. borrow money, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit; or

7. underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

The policies set forth below may be changed by the Trust’s Board of Trustees without shareholder approval, all such changes being subject to applicable law. The Fund may not:

1. invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities;

2. sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules

1

and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short; or

3. purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction nor will a disposition of any securities be required.

Other Restrictions

Other investment restrictions are set forth in the Fund’s Prospectus and elsewhere in this SAI.

Investment Strategies and Risks

The following information supplements the discussion of the Fund’s risk factors, discussed in the Fund’s Prospectus.

Cash Position.  As discussed in the Prospectus, when Oberweis Asset Management, Inc. (“OAM”) believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or other similar investments may increase. Securities that the Fund may invest in as a means of receiving a return on idle cash include U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or better by Moody’s Investor Services, Inc., (“Moody’s”) or the equivalent), corporate debt securities (rated A or better by Moody’s or Standard & Poor’s Corporation) and repurchase agreements.

Repurchase Agreements.  The Fund may enter into so-called “repurchase agreements,” whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the security. This technique offers a method of earning income on idle cash. In these transactions, the securities purchased by the Fund have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. Certain costs may be incurred by the Fund in connection with the sale of the securities purchased by it if the seller does not repurchase them in accordance with the repurchase agreement. OAM will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the securities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940 (the “1940 Act”), repurchase agreements may be considered loans by the Fund.

Options.  Selling (or Writing) Covered Call Options — The Fund may write (sell) covered call options on its portfolio securities, the aggregate market value of which underlying securities is limited to 50% of the Fund’s net assets. A call option gives the buyer (holder) the right to purchase the underlying security at a specified price (the “exercise price”) within a certain time period. Where the writer (seller) of the option, in this case the Fund, already owns the underlying security, the call option is considered to be “covered.” The Fund will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund. In determining whether to write (sell) a covered call option on one of the Fund’s securities, OAM will consider the reasonableness of the anticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conservative investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying security above the exercise price plus premium. The Fund may also be exposed to a possible price decrease in the underlying security that might otherwise have been sold while the Fund continues to hold such underlying

2

security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Fund does not consider a security covered by a call to be “pledged” as that term is used in the Fund’s investment policy limiting the pledging or mortgaging of its assets.

Buying Put and Call Options — The Fund may also invest up to 5% of its assets in the purchase of put and call options, primarily to minimize principal fluctuations. The Fund may enter into closing transactions, exercise their options or permit them to expire. The risks involved in purchasing put or call options include the possible loss of the premium.

The Fund may purchase put options on an underlying security owned by them. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the term of the option. While the Fund will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any additional decline in the security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Fund deems it desirable to continue to hold the security. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

Except as discussed below with respect to options on stock indices, the Fund has no current intention of purchasing put options at a time when the Fund does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Fund would seek to benefit from a decline in the market price of the underlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund would lose its entire investment in the put option (i.e., the entire premium paid by the Fund). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund may also repurchase call options previously written on underlying securities it already owns in order to preserve unrealized gains.

The Fund may also purchase call and put options on stock indices (“stock index options”) for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting the Fund’s securities or securities the Fund intends to buy and the Fund may sell stock index options in related closing transactions.

The principal uses of stock index options would be to provide a partial hedge for a portion of the Fund’s investment securities, and to offer a cash management tool. Purchasing stock index options could provide an efficient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Fund’s investments, the Fund may be able to hedge its exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

The Fund proposes to invest only in stock index options for which the underlying index is a broad market index such as the Standard & Poor’s Index, the Major Market Index, or the Russell 2000 Index. The Fund would propose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Fund’s investment adviser, with some significant volume.

The Fund will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

There are several risks in connection with the Fund’s use of stock index options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and movements in the prices of securities held by the Fund. Successful use of stock index options by the Fund for hedging purposes is also subject to the Fund’s adviser’s ability to correctly predict movements in

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the direction of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by speculators in the options market might also cause temporary price distortions.

The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, interrupting normal exchange operations; (v) inadequacy of an exchange’s or a clearing corporation’s facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a particular class or series of options) by an exchange, for economic or other reasons. Higher than anticipated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special procedures which may interfere with the timely execution of customers’ orders.

Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the Chicago Board Options Exchange (“CBOE”). Although the Fund intends to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any particular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

Warrants.  The Fund may invest no more than 5% of its total assets in warrants, and of that amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of the Fund’s investment in that REIT. Each Fund may invest no more than 10% of its total assets in REITs. The Fund does not currently intend, however, to invest in REITs to the extent that more than 5% of its total assets will be invested in REITs during the current year.

Short Sales.  The Fund may make short sales against the box. A short sale “against the box” is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Fund does not currently intend to engage in short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

The Fund may make short sales if it “covers” the securities sold short with cash or other liquid securities.

Convertible Securities and Preferred Stocks.  The Fund may invest in convertible securities and preferred stocks. There are no restrictions on the credit quality of the convertible securities and preferred stocks in which the Fund may invest and the Fund may invest in convertible securities and preferred stocks that are not rated or that are below investment grade.

A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the

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same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Arbitrage.  The Fund has no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).

Cyber Security Risk.  Investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the Fund or its adviser, custodian, transfer agent or other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

Portfolio Turnover.  OAM buys and sells securities for the Fund to accomplish its investment objective. The frequency of portfolio transactions, the Fund’s turnover rate, will vary from year to year depending on market conditions. A higher portfolio turnover rate (over 100%) may cause the Fund to pay higher transaction expenses, including more commissions and markups and also may result in quicker recognition of capital gains, resulting in more capital gains distributions, including net short-term capital gain distributions, which are taxable to Shareholders as ordinary income.

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MANAGEMENT OF THE TRUST

The Trustees and Officers of the Trust, their ages and their principal occupations during the past five (5) years, their affiliations, if any, with OAM or Oberweis Securities, Inc. (“OSI”) and other significant affiliations are set forth below. The address of each Trustee and Officer is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Trustees of the Trust

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Non-Interested Trustees
Katherine Smith Dedrick (60)	Trustee	Trustee since November, 2004(1)	President, Smith-Dedrick Properties, Inc., December, 2016 to present; President — KSD Law PC, September, 2015 to present; President — KSD Global Consulting, Inc., August, 2015 to present; Executive Committee Member, Risk Worldwide NZ Ltd., 2011 to March, 2016; President — Aggressive Publishing, Inc., 2010 to present; Partner — Childress Duffy, Ltd, April, 2007 to August, 2015; Member — Risk Worldwide LLC, 2007 to 2016.	7	None
Gary D. McDaniel (69)	Trustee	Trustee since April, 2004(1)	Independent Consultant; Chairman and CEO, Star Packaging, 2012 to 2013; Senior Vice President/ General Manager of Exopack Holding Corp. 2008-2010.	7	None
James G. Schmidt (70)	Trustee	Trustee since December, 2003(1)	Senior Vice President and Chief Financial Officer — Federal Heath Sign Co., May, 2003 to present.	7	None
Interested Trustee
James D. Oberweis (70)	Trustee(2)	Trustee since July, 1986(1)	Illinois State Senator, January 2013 to present; Chairman of the Board — Oberweis Dairy, Inc.; Chairman of the Board — Diamond Marketing Solutions, November 2009 to January 2014.	7	None

(1)	Unless otherwise noted, each trustee shall serve as a trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or a successor to such trustee, and until the election and qualification of his successor, if any, elected at such a meeting, or until such trustee sooner dies, resigns, retires or is removed.
(2)	James D. Oberweis is an interested trustee of the Trust since he is a shareholder of OAM, the Funds’ investment adviser. James D. Oberweis is the father of James W. Oberweis, President and Portfolio Manager of the Trust and President of OAM and OSI.

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Officers of the Trust

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
James W. Oberweis (43)	President	Officer Since August, 1996(1)	Chairman, February, 2008 to present, President and Director — Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995 - September, 2001); President and Director — Oberweis Securities, Inc., September, 1996 to present; Chairman — Oberweis Asset Management (Asia) Limited, March, 2007 to present; Chairman — Oberweis Asset Management UK Limited, July, 2014 to present.

				Not Applicable	Not Applicable

Patrick B. Joyce (57)	Executive Vice President, Treasurer and Chief Compliance Officer	Officer since October, 1994(1)	Executive Vice President, Secretary, Chief Compliance Officer and Director — Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director — Oberweis Securities, Inc., September, 1996 to present; Director — Oberweis Asset Management (Asia) Limited, March, 2007 to present; Director — Oberweis Asset Management UK Limited, July, 2014 to present.

				Not Applicable	Not Applicable
David I. Covas (42)	Vice President	Officer since August, 2004(1)	Vice President — Oberweis Asset Management, Inc., September, 2003 to present; Vice-President — Oberweis Securities, Inc., January, 2004 to present; Registered Representative, July, 1997 to present.	Not Applicable	Not Applicable
Kenneth S. Farsalas (46)	Vice President	Officer since August, 2009(1)	Director of US Equities, January 2008 to Present, Vice President and Portfolio Manager, November 2004 to present — Oberweis Asset Management, Inc.	Not Applicable	Not Applicable
Eric V. Hannemann (43)	Secretary	Officer since August, 2005(1)	Vice President of Accounting — Oberweis Asset Management, Inc., and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	Not Applicable

(1)	Officers are elected annually by the Board of Trustees.

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Officers’ Roles with OSI, the Trust’s Principal Distributor

James W. Oberweis	President and Director
Patrick B. Joyce	Executive Vice President, Director and Chief Financial Officer
David I. Covas	Vice President
Eric V. Hannemann	Vice President of Accounting

Trustee Experience and Qualifications

The following is a summary of the experience, qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this SAI, that each trustee should serve as a trustee in light of the Trust’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Katherine Smith Dedrick.  Ms. Smith Dedrick has been a trustee of the Trust since November 2004. She is a practicing attorney and has been the President of Smith-Dedrick Properties, Inc., KSD Law PC and KSD Global Consulting, Inc. since December 2016, September 2015 and August 2015, respectively. She was a partner with Childress Duffy, Ltd. from April 2007 to August 2015, had been a member of Risk Worldwide LLC from 2007 to 2016, and had been an Executive Committee member of Risk Worldwide NZ Ltd. from 2011 to March 2016. She has also been the President of Aggressive Publishing, Inc. since 2010. She was previously a partner with Levenfeld Pearlstein, LLC from January 2005 to April 2007 and a partner with Hinshaw & Culbertson from 1985 to January 2005. In addition to her law degree, Ms. Smith Dedrick has an MBA from the University of Chicago.

Gary D. McDaniel.  Mr. McDaniel has served as a trustee of the Trust since April 2004 and from 1986 to 1991. He was Senior Vice President/General Manager of Exopack Holding Corp. from 2008 to 2010 and Vice President/General Manager of the Flexible Packaging Group of Smurfit Stone Container from March 1988 to 2007 and Chairman of the Flexible Packaging Association in 1998. He served on the Board of Oliver-Tolas Products, LLC from January 2007 to December 2014, Charter NEX Performance Films, LLC from January 2010 to December 2014 and was the Chairman and CEO of Star Packaging Corp. from December 2012 to December 2013. He also has a MBA from the University of Chicago.

James D. Oberweis.  Mr. Oberweis has been a trustee of the Trust since July 1986. He previously served as portfolio manager of the Domestic Funds and in various officer roles with the Trust. He is an owner and the Chairman of the Board of Oberweis Dairy, Inc. Mr. Oberweis is the founder of the Adviser and served as director from September 1994 to February 2008 and as its Chairman from September 2001 to February 2008 and in various other roles since the firm’s inception. Mr. Oberweis previously wrote a newsletter on emerging growth companies and was the creator of The Oberweis Octagon. He is currently an Illinois state senator. He also serves on the boards of Northern Illinois Food Bank and the Oberweis Foundation. He previously served as Chairman of the Board of Diamond Marketing Solutions from November 2009 to January 2014 and on the boards of Colborne Foodbotics and Third Millennium (a family real estate partnership). He also has a MBA from the University of Chicago.

James G. Schmidt.  Mr. Schmidt has served as a trustee of the Trust since December 2003 and from 1988 to 1991 and as Chairman of the Audit Committee since February 2004. He has been Senior Vice President and Chief Financial Officer of Federal Heath Sign Co. since May 2003. He was previously Vice President Finance of the Federal Sign Division of Federal Signal from 1991 to 2003, Vice President Finance of Roney-Oatman from 1989 to 1991 and Vice President-Finance of The Interlake Corporation from 1986 to 1989. The Board of the Trust has determined that Mr. Schmidt is an “audit committee financial expert” as defined by the SEC. He also has a MBA from the University of Chicago.

Board Structure

The Trust’s Board of Trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of four trustees, three of whom are independent trustees. Although the trustees have not appointed a

8

chairperson from among them, Mr. Oberweis, an interested trustee, typically presides at meetings of the Board. The non-interested trustees also have not appointed a lead non-interested trustee from among them. The Board has established three standing committees: an Audit Committee, a Nominating Committee and a Pricing Committee. Each of the Audit Committee and the Nominating Committee is comprised of all three non-interested trustees. All of the trustees are members of the Pricing Committee. The Audit Committee recommends the selection of an independent registered public accounting firm for the Trust; reviews with such independent registered public accountants the planning, scope and results of their audit of the Funds’ financial statements and the fee for services performed; reviews financial statements of the Funds; and receives audit reports. The Nominating Committee is responsible for the identification and recommendation of individuals for Board membership. The Pricing Committee is responsible for determining the fair value of illiquid securities, securities for which market quotations are not readily available, and securities for which current market values may be unreliable, subject to conformance with the Trust’s Procedures for Valuing Securities and with Board oversight. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, Fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

The Audit Committee held one meeting in 2016.

The Nominating Committee did not meet in 2016. The Nominating Committee has established procedures for shareholders to submit recommendations for names to the Board. Recommendations for Board candidates should be submitted directly to the Nominating Committee of the Trust, care of the Trust, 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

The Pricing Committee held five meetings in 2016.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Fund also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Board receives a report from the CCO regarding the effectiveness of the Trust’s compliance program and the CCO meets separately with the non-interested trustees in executive session. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Fund, as well as valuation reports and any issues related to portfolio compliance. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser to the Fund as well as the Trust’s custodian, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustee Compensation

Effective January 1, 2017, the Trust pays each Trustee of the Trust who is not also affiliated with OAM and/or OSI for such services an annual fee of $19,000, plus $4,000 for attendance at a meeting of the Board

9

of Trustees and $2,000 for attendance at a meeting of the Audit Committee. The Trust pays the Chairman of the Audit Committee an additional $2,000 annually. Prior to January 1, 2017, the fee for attendance at a meeting of the Board of Trustees was $3,000.

The Trust reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Trust who are affiliated with OAM and/or OSI and officers of the Trust will receive no compensation or reimbursement from the Trust for acting in those capacities. However, Trustees and officers of the Trust who are affiliated with OAM and/or OSI may directly or indirectly benefit from fees or other remuneration received from the Trust by OAM and/or OSI. Regular meetings of the Board of Trustees are held quarterly and the Audit Committee holds at least one meeting during each year.

The following table sets forth the compensation received from the Trust for the fiscal year ended December 31, 2016 by the non-interested trustees.

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Katherine Smith Dedrick	$33,000	0	0	$33,000
Gary D. McDaniel	$33,000	0	0	$33,000
James G. Schmidt	$35,000	0	0	$35,000

Name of Trustee and Dollar Range of Fund Shares Owned — December 31, 2016

	Interested Trustee	Non-Interested Trustees
Name of Fund	James D. Oberweis*	Katherine S. Dedrick	Gary D. McDaniel	James G. Schmidt
Small-Cap Value Fund	None**	None**	None**	None**
Aggregate Dollar Range of Fund Shares Owned	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*	Includes shares held by OAM, of which Mr. Oberweis is a controlling shareholder.
**	The Fund did not commence operations until [___________], 2017.

No trustee who is a non-interested trustee owns beneficially or of record any security of OAM or OSI or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with OAM or OSI. The Fund did not commence operations until [________], 2017, and as a result the Trustees and officers of the Trust, as a group, owned none of the outstanding shares of the Fund.

PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning more than 25% of the outstanding shares of the Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders.

The inception date of the Fund will be on or about [_________], 2017. As of [_________], 2017 no persons or entities owned, of record or beneficially, more than 5% of the outstanding equity securities of the Fund.

As of [_____________], 2017 the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the Predecessor Fund were as follows:

[to be added]

[As of [___________], 2017, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of the Predecessor Fund (or class thereof).]

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MANAGEMENT

The Trust’s investment adviser, since October 1, 1994, is Oberweis Asset Management, Inc. (“OAM”), an investment adviser based in Lisle, Illinois. James W. Oberweis is a controlling shareholder of OAM and serves as Chairman of the Board, director and the President of OAM. The principal nature of James W. Oberweis’ business is investment advisory and securities brokerage services. James D. Oberweis is also a controlling shareholder of OAM. James D. Oberweis is currently an Illinois state senator. Patrick B. Joyce is a shareholder of OAM and serves as a director, Executive Vice President, Chief Financial Officer and Chief Compliance Officer of OAM. The principal business of Patrick B. Joyce is investment advisory and securities brokerage services. For additional details concerning OAM, see the Fund’s Prospectus under the heading “Management of the Fund.” Pursuant to a written contract between the Trust and OAM, OAM is responsible for managing the investment and reinvestment of the Fund’s assets, determining in its discretion the securities to be purchased or sold and the portion of the Fund’s assets to be held uninvested, providing the Trust with records concerning OAM’s activities which the Trust is required to maintain under applicable law, and rendering regular reports to the Trust’s Trustees and officers concerning Fund responsibilities. OAM’s investment advisory services to the Trust are all subject to the supervision of the Trustees, and must be in compliance with the investment objective, policies and restrictions set forth in the Fund’s Prospectus and this SAI and with applicable laws and regulations. In addition, OAM is authorized to select broker-dealers, including OSI, that may execute purchases and sales of the securities for the Fund. (See “Portfolio Transactions.”)

David Wetherell, portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund and other accounts. As of [___________], 2017, information on these other accounts is as follows:

Type of Account	Number of Accounts	Total Assets		Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$	[__]	None	None
Other pooled investment vehicles	[__]	$	[__]	[None]	[None]
Other accounts	[__]	$	[__]	[None]	[None]

As indicated in the above table, the Fund’s portfolio manager is responsible for the day to day management of other accounts, including other accounts with investment strategies similar to the Fund. Those accounts include separately managed accounts and the personal/proprietary accounts of the Fund’s portfolio manager. The fees earned by OAM for managing client accounts may vary among those accounts. In addition, the Fund’s portfolio manager may personally invest in the Fund. These factors could create conflicts of interest because the Fund’s portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund.

However, OAM believes that these risks are mitigated by the fact that accounts with the investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account’s initial holdings, cash flow, account size and other factors. In addition, OAM has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.

Mr. Wetherell’s compensation consists of a base salary, an incentive-based fee and a portion of the Small-Cap Value Strategy’s revenue. Most of the incentive reward is quantitatively defined in advance and is based on the Fund’s performance in relation to its benchmark (the Russell 2000 Value Index).

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As of the date hereof, Mr. Wetherell did not own any shares of the Fund because the Fund did not commence operations until [________], 2017. As of [_______], 2017, Mr. Wetherell beneficially owned the following amounts in the Predecessor Fund:

Fund	Dollar Range of Equity Securities in the Fund
Cozad Small Cap Value Fund	[$50,001 – $100,000]

The investment adviser is obligated to pay the salaries and fees of any officers of the Trust as well as the Trustees of the Trust who are interested persons (as defined in the 1940 Act) of the Trust, who are employed full time by the investment adviser to perform services for the Fund under its Investment Advisory and Management Agreement.

As compensation for its investment advisory and management services, OAM receives from the Fund at the end of each month a fee at an annual rate of 1.00% of the average daily net assets of the Fund.

OAM also provides the Fund with non-investment advisory, management and administrative services pursuant to an Investment Advisory and Management Agreement. OAM is responsible under such agreement for providing the Fund with those management and administrative services which are reasonably necessary for conducting the business affairs of the Fund. In addition, OAM provides the Fund with office space and basic facilities for management of the Fund’s affairs, and bookkeeping, accounting, record keeping and data processing facilities and services.

OAM is responsible for preparing and updating the Trust’s SEC registration statement and state filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Trust for their services to the Trust as well as the Trustees of the Trust who are interested persons of the Trust. OAM also provides information and certain administrative services to shareholders of the Fund. These services include, among other things, transmitting redemption requests to the Trust’s Transfer Agent and transmitting the proceeds of redemption of shares of the Trust pursuant to a shareholder’s instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its shareholders’ account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of information for its existing shareholders in answering questions concerning the Trust and their transactions with the Trust.

Pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the Fund for 100% of the amount by which the Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed 1.30% of the Fund’s average daily net assets.

Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Trust’s fiscal year, the aggregate amounts of reimbursement, if any, by OAM to the Fund in excess of the amount necessary to limit the operating expenses on an annual basis to said expense limitation shall be refunded to OAM. In no event will OAM be required to reimburse the Fund in an amount exceeding its management and investment advisory fees.

For the fiscal periods ended June 30, 2016, and 2015, the Predecessor Fund paid the following fees to Cozad Asset Management, Inc., the Predecessor Fund's investment adviser:

	2016	2015
Fees Accrued	$361,568	$352,025
Fees Waived	$(202,468)	$(193,749)
Net Advisory Fee Paid	$159,100	$158,276

Payments to Third Parties

OAM or OSI, out of their own resources and without additional cost to the Fund or its shareholders, may provide cash payments to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with

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shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents, or to intermediaries who otherwise sell shares of the Trust. These cash payments may be made to intermediaries for inclusion of the Fund on sales lists, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

These payment arrangements, however, will not change the price that an investor pays for Trust shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Trust expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Trust shares and discuss this matter with your investment dealer/intermediary.

Although the Fund may use an intermediary that sells shares of the Trust to their customers to effect portfolio transactions for the Trust, OAM does not consider sales of Trust shares as a factor in the selection of broker-dealers to execute those transactions.

EXPENSES BORNE BY THE FUND

Other than those expenses payable by OAM and/or OSI, the Fund will pay all of its expenses, including the following:

(a) Federal, state and local or other governmental agency taxes or fees levied against the Trust.

(b) Costs, including the interest expense, of borrowing money.

(c) Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Fund.

(d) Fees and expenses of the Trustees other than those who are “interested persons” (as defined in the 1940 Act) of the Trust.

(e) Expenses incident to holding meetings of the Trust’s Shareholders, including proxy solicitations of the Trust or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

(f) Fees and expenses in connection with legal services rendered to the Trust, the Board of Trustees of the Trust and duly appointed committees of the Board of Trustees of the Trust, including fees and expenses of special counsel to those Trustees who are not interested persons of the Trust, and litigation.

(g) Audit and accounting expenses of the independent auditors.

(h) Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

(i) Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Trust and its Shares for distribution under federal, state and other laws.

(j) Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

(k) Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Trust.

(l) Premiums for trustees’ and officers’ liability insurance and insurance carried by the Trust pursuant to the requirements of Section 17(g) of the 1940 Act, or otherwise required by law or deemed desirable by the Board of Trustees.

(m) Fees and expenses incurred in connection with any investment company organization or trade association of which the Trust may be a member.

(n) Expenses related to issuance or redemption of the Fund’s shares.

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PORTFOLIO TRANSACTIONS

Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by OAM. OAM is authorized to place orders for securities with various broker-dealers, including OSI, subject to the requirements of applicable laws and regulations. Orders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. However, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obligate it to solicit a competitive bid for each transaction. Furthermore, under the Investment Advisory and Management Agreement, OAM is not obligated to seek the lowest available cost to the Fund, so long as it determines in good faith that the broker-dealer’s commission, spread or discount is reasonable in relation to the value of the execution and research services provided by such a broker-dealer to the Fund, or OAM when viewed in terms of that particular transaction or its overall responsibilities with respect to all of its clients, including the Fund, as to which it offers advice or exercises investment discretion.

OAM, with the prior consent of the Trust’s Trustees, may place orders with affiliated persons of OAM, OSI or the Trust subject to (i) the provisions of Sections 10(f) and 17(e)(2) of the 1940 Act and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940, Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereunder and any other applicable laws or regulations, and (ii) procedures properly adopted by the Trust with respect thereto. The Trust has been advised by OAM that it may place orders for securities with OSI, but only when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM, with the prior consent of the Trust’s Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the 1940 Act and Rule 17a-7 thereunder and other applicable laws or regulations, (ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3)-2 thereunder, and (iii) procedures properly adopted by the Trust with respect thereto. OAM has agreed to furnish certain information quarterly to the Trust’s Trustees to enable them to evaluate the quality of execution and cost of all orders executed by OSI.

A greater discount, spread or commission may be paid to non-affiliated broker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Fund. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecasting. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Trust and is responsible for managing the investment and reinvestment of the Fund’s assets and determining the securities to be purchased and sold, it is believed by the Trust’s management to be in the interests of the Trust for OAM in fulfilling its responsibilities to the Trust, to be authorized to receive and evaluate the research and information provided by other securities brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be utilized by OAM for the benefit of its other accounts as well, in the same manner that the Trust might also benefit from information obtained by OAM in performing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM’s accounts, the degree of benefit varies by account and is not directly related to the commissions or other remuneration paid by such account.

Transactions of the Fund in the over-the-counter market and the third market may be executed for the Fund by OSI as agent with primary market makers acting as principal, except where OAM believes that better prices or execution may be obtained otherwise. Transactions with primary market makers reflect the spread between the bid and the ask prices. Occasionally, the Fund may make purchases of underwritten issues at prices which include underwriting discount fees.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Except as provided below, neither the Trust nor OAM shall provide portfolio holding information to any other persons until such information has been disclosed in the publicly available filings with the SEC that are required to include the information, which are generally filed with the SEC approximately 60 days after the end of each calendar quarter.

Quarterly shareholder letters are posted to The Oberweis Funds’ Web site following each March and September quarter-end (within seven business days after the end of the quarter) that include, among other things, OAM’s/Portfolio Manager’s market commentary, performance information regarding the Fund, and information regarding the Fund’s ownership of certain individual securities (such as the Fund’s top five or top ten holdings).

In addition, the Portfolio Manager and other senior officers or spokespersons of the Trust or OAM may from time to time disclose to or discuss with public media through interviews with reporters (of the press, television or radio), through other appearances on television or radio (such as CNBC, Bloomberg) or through written articles (in Forbes or other print media) items such as (a) the Fund’s ownership of certain individual holding(s); (b) views on matters affecting the price or business of specific Fund holding(s); (c) reasons for buying and selling specific portfolio holding(s); (d) reasons for believing certain holdings are good long term investments for the Fund, (e) favorite stocks, (f) future plans for structuring the Fund, and/or (g) other items of a similar nature. The securities subject to such statements may or may not have been previously disclosed.

Further, material non-public holdings information may be provided as part of the normal business and investment activities of the Fund to parties who need access to such information in the performance of their contractual duties and responsibilities including: auditors; the custodian; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Trust or the non-interested trustees; other third party service providers (such as financial printers, proxy voting services and pricing services); regulatory authorities; stock exchanges and other listing organizations; and parties to litigation. The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

Any other disclosure of portfolio holdings would require the approval of the Trust’s Chief Compliance Officer before dissemination. Such approval would be based on a good faith determination that the Trust has a legitimate business purpose to provide the information and the disclosure is in the Trust’s best interests.

The Trust, OAM or their affiliates will not enter into any arrangements with third parties from which it would derive any monetary benefit for the disclosure of material non-public holdings information. If, in the future, the Trust, OAM or their affiliates desire to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI.

The Trust’s Chief Compliance Officer will periodically report to the Board of Trustees of the Trust on the effectiveness of the Trust’s Policies and Procedures regarding the disclosure of the Fund’s holdings.

CODE OF ETHICS

The Trust, OAM and OSI have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Access Persons (as defined in the Code of Ethics) are permitted to make personal securities transactions, subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

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PROXY VOTING

The Board of Trustees has delegated the authority for voting proxies relating to the Fund’s portfolio securities to OAM, who has agreed to vote such proxies according to OAM’s Proxy Voting Policies and Procedures. OAM’s Proxy Voting Policies and Procedures set forth the general principles used to determine how OAM votes proxies on securities in client accounts for which OAM has proxy voting authority, including the Trust. OAM’s general policy is to vote proxies in the best interests of clients. The principles which guide the voting policy of OAM are maximizing the value of client assets and promoting the rights of clients and beneficial owners of the companies in whose shares they invest. OAM’s investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because OAM generally makes investments in companies in which OAM has confidence in management, proxies generally are voted in favor of management’s recommendation. OAM may vote a proxy in a manner contrary to management’s recommendation if in the judgment of OAM, the proposal would not enhance shareholder values.

OAM has retained ISS Governance Services (“ISS”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, OAM retains the ultimate authority on how to vote.

OAM’s Proxy Voting Policies and Procedures describe how OAM addresses conflicts of interest between OAM and its clients, including Fund shareholders, with respect to proxy voting decisions. If OAM determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, OAM will follow the recommendations of ISS except as follows. If OAM and/or the Proxy Committee believes that it would be in the interest of OAM’s clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

Information regarding how the Fund voted proxies related to portfolio securities for the 12-month period ended June 30 will be available without charge, upon request by calling 1-800-323-6166 and on the SEC’s website at http://www.sec.gov.

SHAREHOLDER SERVICES

The Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares, How to Redeem Shares and Shareholder Services describes information in addition to that set forth below. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the Trust’s Account Application instructions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder’s account will be forwarded to the shareholder.

The Fund will not issue certificates for its shares; the investor will be the record owner of all shares in his/her account with full shareholder rights. Certain of the functions performed by the Trust in connection with the operation of the accounts described above have been delegated by the Trust to its Transfer Agent.

In addition to the purchase and redemption services described above, the Trust offers its shareholders the special services described in the Fund’s Prospectus. Applications and information about any shareholder services may be obtained from OAM.

DETERMINATION OF NET ASSET VALUE

See the Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares and Pricing of Fund Shares, for descriptions of certain details concerning the determination of Net Asset Value (“NAV”). The NAV of the shares of the Fund is computed once daily, as of the later of the close of regular trading on the New York Stock Exchange (“NYSE”) or the Chicago Board Options Exchange (“CBOE”), on each day the NYSE is open for trading. All securities in the Fund other than options are priced as of the close of regular trading on the NYSE. The options in the Fund are priced as of the close of trading on the CBOE. The NAV per share is computed by dividing the value of the Fund’s securities plus all other assets minus all

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liabilities by the total number of Fund shares outstanding. In valuing the Fund’s securities, each listed and unlisted security, other than options, for which last sale information is regularly reported is valued at the last reported sale price prior to the close of the NYSE. If there has been no sale on such day, the last reported bid price is used. Short options are valued at the last reported highest bid price on any option exchange and long options are valued at the last reported offer price on any option exchange as of the close of trading on the CBOE. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the NYSE determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. The Fund may use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event that has occurred between the close of the exchange or market on which the security is principally traded and the close of the NYSE. The Fund’s valuation policies set forth certain triggers which instruct when to use the valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Fund’s valuation policies and under the supervision of the Board of Trustees. In such a case, the Fund’s value for a security is likely to be different from the last quoted price. In all cases, the value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

PURCHASE OF SHARES

See the Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares for detailed information concerning the purchase of shares of the Fund. Shares of the Fund are sold at the NAV per share next determined after the purchase order is received in proper form by UMB Fund Services, Inc., the Trust’s Transfer Agent.

REDEMPTION OF SHARES

See the Fund’s Prospectus under the heading Shareholder Information/How to Redeem Shares for detailed information concerning redemption of the shares of the Fund. The Trust may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the NYSE is closed, other than weekend and holiday closings, or the SEC determines that trading on the NYSE is restricted; (b) the SEC determines there is an emergency as a result of which it is not reasonably practical for the Fund to sell the investment securities or to calculate its NAV; or (c) the SEC permits such suspension for the protection of the Fund’s shareholders. In the case of a suspension of the right of redemption, a shareholder may either withdraw his request for redemption or receive payment at the NAV of his shares existing after termination of the suspension.

Although it is the Trust’s present policy to make payment of redemption proceeds in cash, if the Trust’s Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Fund, subject to the limitation that, pursuant to an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account. The value of such securities shall be determined as of the close of trading of the NYSE on the business day on which the redemption is effective. In such circumstances, a shareholder might be required to bear transaction costs to dispose of such securities. A redemption in kind is a taxable transaction for federal income tax purposes.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences nor does it deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United

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States as of the date of the Fund’s Prospectus and this SAI, which provisions are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Shareholders are advised to consult their own tax advisers before making an investment in the Fund.

The Fund has elected to be treated and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that the Fund will not be liable for federal income taxes to the extent that its net investment income and net realized capital gains are currently distributed to its shareholders. The Fund will qualify for this status as long as it: (a) derives at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships; (b) invests in securities that satisfy certain diversification requirements; and (c) distributes to its shareholders each year at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income, if any.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. Furthermore, in such event, individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided certain holding period and other requirements are satisfied.

Except for those shareholders exempt from federal income taxation or investing through a tax-advantaged account, dividends and capital gains distributions are taxable to shareholders whether paid in cash or reinvested in additional shares of the Fund. Except as provided below, dividends from net investment income are generally taxable to shareholders as ordinary income for federal income tax purposes. For corporate shareholders, such income dividends from domestic corporations may be eligible for the deduction for dividends received. For individual and other noncorporate shareholders, a portion of such dividends may qualify to be treated as “qualified dividend income” subject to reduced rates of federal income taxation. Dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a passive foreign investment company. Distributions of long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in the Fund. Short-term capital gain distributions are taxable to shareholders as ordinary income. Shareholders will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state, local and other taxes.

Income dividends taxed as ordinary income are subject to federal income tax at rates up to 39.6% for individuals. “Qualified dividend income” is currently taxed at rates up to 20% for individual and other noncorporate shareholders. Long-term capital gain distributions (relating to assets held by the Fund for more than 12 months) made to individual and other noncorporate shareholders are currently taxable at a maximum rate of 20%. For corporate shareholders, long-term capital gain distributions are taxed at the same rate as ordinary income.

In order to avoid a 4% federal excise tax on undistributed amounts, the Fund must declare, by the end of the calendar year, a dividend to shareholders of record that represents 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed ordinary income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid this 4% excise tax.

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Any gain resulting from the sale or exchange of the Fund’s shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain is currently taxable to individuals at a maximum federal income tax rate of 20%. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss incurred by shareholders on the redemption of shares of the Fund held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Fund with respect to such shares. The ability to deduct capital losses may also be limited by other provisions of the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Options, short sales, financial futures contracts and foreign currency transactions entered into by the Fund are subject to special tax rules that may accelerate income, defer losses, cause adjustments to the holding period of securities, convert capital gain into ordinary income, and convert short-term capital loss into longterm capital loss. As a result, these rules could affect the amount, timing, and character of Fund distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

For any of its fiscal years, the Fund may use an accounting method (known as “equalization”) that is designed to allocate equitably the tax burden of the Fund to all of its shareholders regardless of when during a tax year an individual shareholder redeemed (if ever) his or her shares of the Fund. Equalization allocates a pro rata share of taxable income to departing shareholders when they redeem shares of the Fund, reducing the amount of the distribution to be made to remaining shareholders of the Fund.

Federal law requires the Fund to withhold 28% from dividends, distributions and/or redemption proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a correct taxpayer identification number (in the case of individuals, a social security number) or has not certified that withholding does not apply or if the Internal Revenue Service notifies the Trust that the shareholder is subject to backup withholding. Amounts withheld may be applied to the shareholder’s federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes for such year.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

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Sections 1471 - 1474 of the Code and the U.S. Treasury and Internal Revenue Service guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. The Fund may disclose the information that it receives from (or concerning) its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state, local, foreign and other taxes that may be applicable to owning, holding and/or disposing of Fund shares.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

As a general rule, the Trust is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for actions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Trust or as may be required by applicable law. Under the Trust’s Agreement and Declaration of Trust, as amended (“Declaration of Trust”), shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act; (3) with respect to any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision which is defective or inconsistent with the 1940 Act or the requirements of the Code and regulations thereunder for the Trust’s obtaining the most favorable treatment thereunder available to regulated investment companies); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the By-Laws of the Trust, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Shareholders will vote in the aggregate, except when voting by individual Fund is required under the 1940 Act or when the Board of Trustees determines that voting by Fund is appropriate. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or the Fund) without shareholder approval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, retires or is removed by the majority vote of the shareholders or by the Trustees.

ADDITIONAL INFORMATION

Trust History

The Trust is a diversified, open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. This SAI relates to the Fund. The Trust currently offers seven series, five of which are described in a separate statement of additional information and one which is described in an additional separate statement of additional information. The Board of Trustees may classify and reclassify the shares of the Fund or any other series into additional classes of shares at a future date.

The Trust’s Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in many respects to a corporation. However, under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust, which is not the case in a corporation. The Declaration of Trust provides that shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the

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same is not binding upon the shareholders personally. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust, and the Trust will be covered by insurance which the Trustees believe to be adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

Shares of the Fund

Pursuant to the Trust’s Declaration of Trust, the Trust may issue an unlimited number of shares of beneficial interest in one or more series of “Funds,” which may be further classified into “Classes,” all having no par value. Shares of the Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of the Fund. Shares are fully paid and non-assessable by the Trust when issued, are transferable without restriction and have no preemptive or conversion rights.

Custodian and Transfer Agent

The Custodian for the Trust is UMB Bank, N.A., 928 Grand Blvd. 5th Floor, Kansas City, Missouri 64106, a national banking association. The Trust has authorized the Custodian to deposit certain securities of the Fund in central depository systems as permitted by federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, a Wisconsin corporation, is the Trust’s Transfer Agent and acts as a dividend disbursing and redemption agent for the Trust. UMB Bank, N.A. and UMB Fund Services, Inc. are both wholly owned subsidiaries of UMB Financial Corp., a Missouri corporation.

Independent Registered Public Accounting Firm

[__________________], audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and prepares the Fund’s income tax returns, and performs other professional accounting, auditing and advisory services, when engaged to do so by the Trust.

[__________________], served as the independent registered public accounting firm for the Predecessor Fund.

Financial Statements

The Fund has adopted the financial statements of the Predecessor Fund, which are incorporated herein by reference. The Annual Report and Semi-Annual Report for the Predecessor Fund may be obtained free of charge by contacting [ ]. You may also obtain the annual or semi-annual reports, as well as other information about the Predecessor Fund, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is legal counsel to the Trust.

Other Information

The Fund’s Prospectus and this SAI omit certain information contained in the Registration Statement, which the Trust has filed with the SEC under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

21

[Form of Proxy Card]

Please detach at perforation before mailing.

PROXY	COZAD SMALL CAP VALUE FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN LIGHTS FUND TRUST III. The undersigned shareholder(s) of Cozad Small Cap Value Fund hereby appoints ___________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Cozad Small Cap Value Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September __, 2017, at 10:00 am Eastern time, at the offices of Gemini Fund Services LLC, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Cozad Small Cap Value Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: ______________
[_________________] [_________________]
Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.
Signature and Title, if applicable
Signature (if held jointly)
Date

Important Notice Regarding the Availability of Proxy Materials for the
Cozad Small Cap Value Fund
Special Meeting of Shareholders to Be Held on ________, 2017.
The Proxy Statement for this meeting is available at:

IF YOU VOTE ON THE INTERNET,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Board of Trustees recommends a vote “FOR” the following proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  █

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for: (a) the transfer of all the assets of the Cozad Small Cap Value Fund (the “Target Fund”) to Oberweis Small-Cap Value Fund (the “Acquiring Fund”), in exchange solely for voting Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund (except for those liabilities specifically excluded in the Agreement); and (b) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.	☐	☐	☐
2.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PART C
OTHER INFORMATION

Item 15. Indemnification

Article VIII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Article, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the request of the Trust as directors, officers or trustees of another organization in which the Trust has an interest as a shareholder, creditor or otherwise) hereinafter referred to as a “Covered Person”, shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director or officer, and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Article shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security, or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Article, a “Disinterested Trustee” is one (a) who is not an “interested person” of the Trust, as defined in the 1940 Act (including anyone who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and (b) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Article, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include without limitation attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of Shares or for losses suffered by reason of any changes in value of any Trust assets.

The Trust has also purchased a liability policy which indemnifies the Trust’s officers and trustees against loss arising from claims by reason of their legal liability for acts as officers and trustees, subject to limitations and conditions as set forth in such policy.

Item 16. Exhibits

(a)(1)	Amended and Restated Agreement and Declaration of Trust.(18)
(2)	Written Instrument establishing and Designating Classes of Oberweis Emerging Growth Fund, Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund and Oberweis China Opportunities Fund.(18)
(3)	Written Instrument Establishing and Designating Oberweis Small-Cap Value Fund.(19)
(2)(a)	By-Laws.(9)
(2)(b)	Amendment to By-Laws.(13)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix I to Part A of this Registration Statement.
(5)	Not applicable.
(6)(a)	Management Agreement.(4)
(6)(b)	Amendment to Management Agreement as of February 16, 1994.(8)
(6)(c)	Management Agreement dated October 1, 1994.(9)
(6)(d)	Investment Advisory Agreement.(4)
(6)(e)	Investment Advisory Agreement dated October 1, 1994.(9)
(6)(f)	Transfer and Guaranty Agreement.(6)
(6)(g)	Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Micro-Cap Fund.(10)
(6)(h)	Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Mid-Cap Fund (now known as Oberweis Small-Cap Opportunities Fund).(11)
(6)(i)	Investment Advisory and Management Agreement dated October 1, 2005 regarding the China Opportunities Fund.(14)
(6)(j)	Investment Advisory and Management Agreement dated February 1, 2007 regarding the International Opportunities Fund.(15)

(6)(k)	Investment Advisory and Management Agreement regarding the International Opportunities Institutional Fund.(16)
(6)(l)	Investment Advisory and Management Agreement regarding the Small-Cap Value Fund.**
(7)	Distribution and Shareholder Service Agreement (International Opportunities Institutional Fund).(16)
(8)	Not applicable.
(9)(a)	Custodian Agreement.(1)
(9)(b)	Letter Agreements renewing Custodian Agreement dated February 24, 1988,(12) February 21, 1989,(3) February 7, 1990,(4) February 15, 1991,(5) and February 13, 1992,(6) respectively.
(9)(c)	Letter Agreement dated January 27, 1993, renewing Custodian Agreement.(7)
(9)(d)	Custodian Agreement dated August 3, 1993.(9)
(9)(e)	Custody Agreement dated January 17, 2001.(12)
(9)(f)	Custody, Recordkeeping and Administrative Services Agreement dated March 9, 2001.(12)
(9)(g)	Amendment to Custody Agreement dated October 1, 2005.(14)
(9)(h)	Rule 17F-5 Delegation Agreement dated October 1, 2005.(14)
(10)(a)	Rule 12b-1 Plan as amended and restated October 22, 2011.(17)
(10)(b)	Distribution and Shareholder Service Agreement as amended and restated October 22, 2011.(17)
10(c)	Rule 18f-3 Plan.(18)
(11)	Opinion and Consent of Vedder Price P.C.*
(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus.*
(13)(a)	Transfer Agency Agreement.(1)
(13)(b)	Letter Agreements renewing Transfer Agency Agreement dated February 24, 1988,(2) February 21, 1989,(3) February 7, 1990,(4) February 15, 1991,(5) and February 13, 1992,(6) respectively.
(13)(c)	Letter Agreement dated January 27, 1993, renewing Transfer Agency Agreement.(7)
(13)(d)	Transfer Agent Agreement dated August 3, 1993.(9)
(13)(e)	Transfer Agency Agreement, Fund Accounting Agreement and Blue Sky Filing Services Agreement dated March 9, 2001.(12)
(13)(f)	Addendum to Transfer Agency Agreement effective November 1, 2006.(14)
(13)(g)	Amended and Restated Expense Limitation Agreement (Micro-Cap Fund, Emerging Growth Fund and Small-Cap Opportunities Fund).(18)
(13)(h)	Amended and Restated Expense Limitation Agreement (China Opportunities Fund).(18)
(13)(i)	Amended and Restated Expense Limitation Agreement (International Opportunities Fund).(18)
(13)(j)	Amended and Restated Expense Limitation Agreement (International Opportunities Institutional Fund).(18)
(13)(k)	Expense Limitation Agreement (Small-Cap Value Fund).**
(14)	Consent of Independent Auditor.*
(15)	Not applicable.
(16)	Not Applicable.
(17)	Form of Proxy Card is filed herein and appears following the Proxy Statement/Prospectus included in this registration statement.

(*)	Filed herein.
(**)	To be filed by amendment.
(1)	Previously filed with the Registration Statement and incorporated herein by reference.
(2)	Previously filed with Post-Effective Amendment No. 2 (Amendment No. 4) dated February 28, 1988.

(3)	Previously filed with Post-Effective Amendment No. 3 (Amendment No. 5) dated March 2, 1989 and incorporated herein by reference.
(4)	Previously filed with Post-Effective Amendment No. 4 (Amendment No. 6) dated February 28, 1990 and incorporated herein by reference.
(5)	Previously filed with Post-Effective Amendment No. 5 (Amendment No. 7) dated March 1, 1991 and incorporated herein by reference.
(6)	Previously filed with Post-Effective Amendment No. 6 (Amendment No. 8) dated March 2, 1992 and incorporated herein by reference.
(7)	Previously filed with Post-Effective Amendment No. 7 (Amendment No. 9) dated March 1, 1993 and incorporated herein by reference.
(8)	Previously filed with Post-Effective Amendment No. 8 amendment No. 10) dated April 29, 1994 and incorporated herein by reference.
(9)	Previously filed via EDGAR with Post-Effective Amendment No. 10 (Amendment No. 12) dated October 18, 1995 and incorporated herein by reference.
(10)	Previously filed with Post-Effective Amendment No. 11 (Amendment No. 13) dated December 21, 1995 and incorporated herein by reference.
(11)	Previously filed with Post-Effective Amendment No. 14 (Amendment No. 16) dated September 12, 1996 and incorporated herein by reference.
(12)	Previously filed with Post-Effective Amendment No. 19 (Amendment No. 21) dated April 27, 2001 and incorporated herein by reference.
(13)	Previously filed with Post-Effective Amendment No. 23 (Amendment No. 25) dated February 25, 2005 and incorporated herein by reference.
(14)	Previously filed with Post-Effective Amendment No. 27 (Amendment No. 29) dated November 15, 2006 and incorporated herein by reference.
(15)	Previously filed with Post-Effective Amendment No. 29 (Amendment No. 31) dated April 27, 2007 and incorporated herein by reference.
(16)	Previously filed with Post-Effective Amendment No. 44 (Amendment No. 46) dated March 6, 2014 and incorporated herein by reference.
(17)	Previously filed with Post-Effective Amendment No. 48 (Amendment No. 50) dated April 30, 2015 and incorporated herein by reference.
(18)	Previously filed with Post-Effective Amendment No. 54 (Amendment No. 56) dated April 28, 2017 and incorporated herein by reference.
(19)	Previously filed with Post-Effective Amendment No. 56 (Amendment No. 58) dated June 7, 2017 and incorporated herein by reference.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Lisle, the State of Illinois, on the 7th day of July, 2017.

THE OBERWEIS FUNDS
By: /s/ James W. Oberweis James W. Oberweis President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Katherine Smith Dedrick Katherine Smith Dedrick	Trustee	July 7, 2017
/s/ Gary D. McDaniel Gary D. McDaniel	Trustee	July 7, 2017
/s/ James D. Oberweis James D. Oberweis	Trustee	July 7, 2017
/s/ James G. Schmidt James G. Schmidt	Trustee	July 7, 2017
/s/ James W. Oberweis James W. Oberweis	President (Principal Executive Officer)	July 7, 2017
/s/ Patrick B. Joyce Patrick B. Joyce	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)	July 7, 2017

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
11	Opinion and Consent of Counsel
12	Form of Opinion and Consent of Tax Counsel Supporting Tax Matters
14	Consent of Independent Auditor